UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6622
                                                     ---------------------

                    Nuveen Select Tax-Free Income Portfolio 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: September 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report September 30, 2009

-----------------------    -------------------------    ------------------------
NUVEEN SELECT              NUVEEN SELECT                NUVEEN SELECT
TAX-FREE INCOME            TAX-FREE INCOME              TAX-FREE INCOME
PORTFOLIO                  PORTFOLIO 2                  PORTFOLIO 3
NXP                        NXQ                          NXR

-----------------------    -------------------------
NUVEEN CALIFORNIA          NUVEEN NEW YORK
SELECT TAX-FREE            SELECT TAX-FREE
INCOME PORTFOLIO           INCOME PORTFOLIO
NXC                        NXN

                                                                    SEPTEMBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

[PHOTO OF ROBERT P. BREMNER]

Chairman's
Letter to Shareholders

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------
Robert P. Bremner
Chairman of the Board
November 24, 2009

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio managers Tom Spalding, Scott Romans and Cathryn Steeves review key investment strategies and the six-month performance of the Nuveen Select Portfolios. With 34 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003, while Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NXN in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THE SIX-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2009?

During this reporting period, municipal bond prices generally rose, as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions.

Given the restricted supply during the period, investment activity in the Select Portfolios was more limited than usual. One reason for the supply reduction was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of September 30, 2009, approximately 20% of new bonds issued in the municipal market were issued as taxable Build America Bonds totaling more than $33 billion. Since interest payments from these bonds represent taxable income, we do not see them as a good investment opportunity for the Select Portfolios. Another factor dampening trading activity during this period was the limited liquidity of many insured bonds due to concerns about the financial health of municipal bond insurers.

Overall, we continued to focus on relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In selected cases, we were able to take advantage of opportunities to purchase lower-rated and non-rated securities that we believed offered value at very attractive prices. In the national Portfolios, we also found some opportunities to add essential services credits, including bonds in the health care sector, where supply was more plentiful due to the fact that hospitals generally do not qualify for the Build America Bond program and therefore must continue to issue bonds in the tax-exempt municipal market. In general, our focus in

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

NXP, NXQ, and NXR was on bonds rated AA or A that could help to extend the durations of these Portfolios.

Cash for new purchases during this period was generated by maturing or called bonds. As with our investment activity, we were not active in trying to sell portfolio holdings in a market environment where the majority of the bonds available for reinvestment offered lower yields at higher dollar prices. NXN also continued to maintain its cash reserves, which we had increased amid the market uncertainty of the previous reporting period, in anticipation of increased issuance during the last part of 2009.

We continued to use inverse floating rate securities(1) in all five of the Select Portfolios. We employ inverse floaters as part of our management strategies for a variety of reasons, including duration management, income enhancement, and as a form of financial leverage. As of September 30, 2009, the inverse floaters remained in place in all of the Portfolios.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as for relevant indexes and peer groups, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON NET ASSET VALUE*
FOR PERIODS ENDED 9/30/09

                                                            SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIOS
NXP                                                             8.73%   11.11%    4.32%     5.00%
NXQ                                                            10.94%   10.48%    3.63%     4.42%
NXR                                                             8.86%   12.19%    4.62%     4.98%

Standard & Poor's (S&P) National Municipal Bond Index(2)       10.95%   14.42%    4.70%     5.74%
Barclays Capital Municipal Bond Index(3)                        9.38%   14.85%    4.78%     5.77%
Lipper General and Insured Unleveraged
Municipal Debt Funds Average(4)                                13.14%   12.68%    4.13%     4.87%

CALIFORNIA PORTFOLIO
NXC                                                            11.05%   12.96%    4.38%     4.93%

Standard & Poor's (S&P) California Municipal Bond Index(2)     11.81%   13.92%    4.65%     5.67%
Lipper California Municipal Debt Funds Average(4)              23.08%   17.96%    4.18%     6.07%

NEW YORK PORTFOLIO
NXN                                                             8.82%   13.25%    4.42%     4.89%

Standard & Poor's (S&P) New York Municipal Bond Index(2)       10.14%   14.63%    4.89%     5.84%
Lipper New York Municipal Debt Funds Average(4)                20.33%   17.47%    4.03%     6.29%

For the six months ended September 30, 2009, the cumulative return on net asset value for NXQ performed in line with the Standard & Poor's (S&P) National Municipal Bond Index and outperformed the national Barclays Capital Municipal Bond Index, while NXP and NXR lagged the returns on these two national indexes. For this same period, NXC and NXN underperformed the returns on the S&P California Municipal Bond Index and the S&P New York Municipal Bond Index, respectively. All of the Portfolios underperformed the average returns for their respective Lipper peer groups for this period.

* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Portfolio in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Portfolios invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. The S&P Municipal Bond Indexes for California and New York are also unlever-aged and market value-weighted and comprise a broad range of investment-grade municipal bonds issued in California and New York, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(3) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses, and the index is not available for direct investment.

(4) Each of the Lipper Municipal Debt Funds Averages shown in this report is calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged category, six-months, 8 funds; 1-year, 8 funds; 5-year, 7 funds; and 10-year, 7 funds; Lipper California Municipal Debt Funds Average, a category comprised of all California leveraged funds, six-months, 24 funds; 1-year, 24 funds; five year, 23 funds; and 10-year, 12 funds; and Lipper New York Municipal Debt Funds Average, a category comprised of all New York leveraged funds, six-months, 17; 1-year, 17 funds; 5-year, 16 funds; and 10-year, 6 funds. Portfolio and Lipper returns assume reinvestment of dividends.

                                                            Nuveen Investments 3

Key management factors that influenced the Portfolios' returns during this period included yield curve and duration positioning, credit exposure and sector allocation.

During this period, we saw yields on tax-exempt bonds decline and bond valuations in general increase, especially at the longer end of the municipal yield curve. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, particularly those with the longest maturities (22 years and longer), benefited the most from this interest rate environment. These bonds generally outperformed credits with shorter maturities, with bonds maturing in one to two years posting the weakest returns for the period. Among the three national Portfolios, NXQ benefited from having the longest durations, while the performances of NXP and NXR were hampered by their greater exposure to the shorter end of the yield curve. Overall, the net impact of duration and yield curve positioning on performance was slightly negative in NXC and neutral in NXN.

While duration played an important role in performance during this six months, credit exposure was also a significant factor, especially in NXQ, NXC, and NXN. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the supply of new municipal paper declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Portfolios' performances benefited greatly from their allocations of bonds rated BBB and below and non-rated bonds. Among the national Portfolios, these bonds accounted for approximately 18% of NXQ's portfolio, compared with 14% of NXP and 14% of NXR. In NXC, a 17% allocation of lower-rated and non-rated bonds, together with an underweighting of the AAA category, made a strong contribution to this Portfolio's performance, more than offsetting the slight negative impact of its duration positioning. Although NXN had a good weighting (21%) in the lower-rated credit categories, this Portfolio also was heavily weighted in the underperforming AAA category. This, combined with underperformance from sector exposure, counteracted the positive impact of NXN's credit exposure to some degree.

Holdings that generally contributed to the Portfolios' performances included industrial development revenue (IDR), health care, zero coupon, and special tax bonds, all of which outperformed the general municipal market during this period. Bonds backed by the 1998 master tobacco settlement agreement were also among the strongest performers. As of September 30, 2009, NXP and NXQ each held approximately 6% of their portfolios in lower-rated tobacco bonds, while NXC had allocated 4%, NXR 4%, and NXN 2% to these credits.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. As of September 30, 2009, NXP had the largest weighting of pre-refunded bonds among the national Portfolios, while NXC and NXN held significantly smaller amounts of these bonds, which lessened the negative impact on these two Portfolios. Additional market segments that lagged the overall municipal market included general obligation bonds and resource recovery and water and sewer credits.

4 Nuveen Investments

Dividend and Share Price Information

During the six-month reporting period ended September 30, 2009, NXP had one increase in its monthly dividend, while the dividends of the four remaining Select Portfolios remained stable throughout the period.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2009, all the Portfolios had a positive UNII balance, based upon our best estimate, for tax purposes. NXP, NXQ, NXR and NXC had a positive UNII balance, and NXN had a negative UNII balances for financial statement purposes.

REPURCHASES AND SHARE PRICE INFORMATION

The Nuveen Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding shares. Since the inception of the Portfolios' repurchase program during July 2008, the Portfolios have not repurchased any of their outstanding common shares.

As of September 30, 2009, the share prices of the Select Portfolios were trading at premiums (+) or discounts (-) to their NAVs as shown in the accompanying table:

                                           SIX-MONTH
                                             9/30/09           SIX-MONTH AVERAGE
PORTFOLIO                   (+) PREMIUM/(-) DISCOUNT    (+) PREMIUM/(-) DISCOUNT
--------------------------------------------------------------------------------
NXP                                           +2.09%                      +2.11%
NXQ                                           +3.88%                      +2.79%
NXR                                           +1.48%                      +2.22%
NXC                                           -4.74%                      -5.82%
NXN                                           +0.07%                      -0.77%

                                                            Nuveen Investments 5

NXP Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.64
--------------------------------------------------------------------------------
Net Asset Value                                                           14.34
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.09%
--------------------------------------------------------------------------------
Market Yield                                                               4.88%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.78%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 235,928
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.24
--------------------------------------------------------------------------------
Modified Duration                                                          4.78
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)

--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                   9.77%       8.73%
--------------------------------------------------------------------------------
1-Year                                                        17.58%      11.11%
--------------------------------------------------------------------------------
5-Year                                                         6.43%       4.32%
--------------------------------------------------------------------------------
10-Year                                                        5.92%       5.00%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   13.3%
--------------------------------------------------------------------------------
Colorado                                                                   12.0%
--------------------------------------------------------------------------------
Texas                                                                       8.5%
--------------------------------------------------------------------------------
South Carolina                                                              7.9%
--------------------------------------------------------------------------------
Florida                                                                     7.5%
--------------------------------------------------------------------------------
Washington                                                                  7.5%
--------------------------------------------------------------------------------
Indiana                                                                     6.9%
--------------------------------------------------------------------------------
California                                                                  5.8%
--------------------------------------------------------------------------------
Nevada                                                                      4.5%
--------------------------------------------------------------------------------
New Jersey                                                                  2.8%
--------------------------------------------------------------------------------
New Mexico                                                                  2.2%
--------------------------------------------------------------------------------
Massachusetts                                                               2.1%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.1%
--------------------------------------------------------------------------------
Alaska                                                                      2.0%
--------------------------------------------------------------------------------
Other                                                                      14.9%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            30.9%
--------------------------------------------------------------------------------
Health Care                                                                22.6%
--------------------------------------------------------------------------------
Transportation                                                             10.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.1%
--------------------------------------------------------------------------------
Other                                                                      11.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           25%
A                                                                            23%
BBB                                                                          11%
BB or Lower                                                                   2%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]
Oct                                                                    $   0.057
Nov                                                                        0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                        0.057
Apr                                                                        0.057
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                       0.0595

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   13.91
                                                                           13.47
                                                                           12.41
                                                                           12.87
                                                                           13.24
                                                                            13.8
                                                                           13.75
                                                                           13.56
                                                                            13.3
                                                                           13.25
                                                                          13.074
                                                                           12.65
                                                                           13.45
                                                                           13.03
                                                                           13.87
                                                                              14
                                                                              14
                                                                           13.72
                                                                           14.17
                                                                           13.88
                                                                         13.9599
                                                                            13.3
                                                                           13.97
                                                                           13.83
                                                                           13.66
                                                                         13.6999
                                                                            13.7
                                                                         13.8392
                                                                              14
                                                                         13.7799
                                                                           13.91
                                                                          14.046
                                                                            14.1
                                                                            13.9
                                                                         13.8824
                                                                         14.0573
                                                                           14.16
                                                                           14.17
                                                                           14.05
                                                                           14.15
                                                                            14.1
                                                                         14.0067
                                                                           14.06
                                                                           14.25
                                                                           14.33
                                                                           14.36
                                                                         14.0464
                                                                           14.16
                                                                           14.09
                                                                            14.3
                                                                           14.27
                                                                           14.34
                                                                           14.45
9/30/09                                                                    14.64

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Common Stocks.

6 Nuveen Investments

NXQ Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio 2 as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           19%
A                                                                            26%
BBB                                                                          15%
BB or Lower                                                                   2%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR CHART]

Oct                                                                    $  0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0555
Jun                                                                       0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   13.19
                                                                            13.1
                                                                         11.5701
                                                                           11.91
                                                                           12.56
                                                                           12.66
                                                                           13.12
                                                                           13.11
                                                                           11.93
                                                                            12.6
                                                                           12.06
                                                                           11.37
                                                                           12.49
                                                                           12.63
                                                                            13.4
                                                                           13.64
                                                                            13.2
                                                                           13.11
                                                                           13.37
                                                                           13.51
                                                                           13.34
                                                                           13.19
                                                                           13.27
                                                                           12.85
                                                                           13.05
                                                                           12.74
                                                                           13.28
                                                                          13.128
                                                                           13.03
                                                                         13.2201
                                                                            13.2
                                                                           13.33
                                                                           13.43
                                                                           13.41
                                                                            13.4
                                                                           13.45
                                                                            13.4
                                                                           13.16
                                                                           13.25
                                                                           13.15
                                                                         13.2999
                                                                           13.24
                                                                           13.38
                                                                           13.27
                                                                           13.36
                                                                           13.34
                                                                           13.29
                                                                           13.42
                                                                         13.6399
                                                                            13.7
                                                                          13.691
                                                                           13.57
                                                                           13.79
9/30/09                                                                    14.19

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.19
--------------------------------------------------------------------------------
Net Asset Value                                                           13.66
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.88%
--------------------------------------------------------------------------------
Market Yield                                                               4.69%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.51%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 241,150
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.14
--------------------------------------------------------------------------------
Modified Duration                                                          5.22
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  10.72%      10.94%
--------------------------------------------------------------------------------
1-Year                                                        16.18%      10.48%
--------------------------------------------------------------------------------
5-Year                                                         6.63%       3.63%
--------------------------------------------------------------------------------
10-Year                                                        5.85%       4.42%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   14.2%
--------------------------------------------------------------------------------
Texas                                                                      12.4%
--------------------------------------------------------------------------------
Colorado                                                                   10.9%
--------------------------------------------------------------------------------
California                                                                  7.3%
--------------------------------------------------------------------------------
South Carolina                                                              5.7%
--------------------------------------------------------------------------------
New York                                                                    4.5%
--------------------------------------------------------------------------------
Indiana                                                                     3.9%
--------------------------------------------------------------------------------
Massachusetts                                                               3.6%
--------------------------------------------------------------------------------
Iowa                                                                        3.5%
--------------------------------------------------------------------------------
New Mexico                                                                  3.1%
--------------------------------------------------------------------------------
Washington                                                                  3.0%
--------------------------------------------------------------------------------
Rhode Island                                                                2.4%
--------------------------------------------------------------------------------
Florida                                                                     2.4%
--------------------------------------------------------------------------------
Louisiana                                                                   2.4%
--------------------------------------------------------------------------------
Ohio                                                                        2.1%
--------------------------------------------------------------------------------
Nevada                                                                      2.0%
--------------------------------------------------------------------------------
Pennsylvania                                                                1.9%
--------------------------------------------------------------------------------
Other                                                                      14.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.1%
--------------------------------------------------------------------------------
Health Care                                                                19.6%
--------------------------------------------------------------------------------
Transportation                                                             12.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.6%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.8%
--------------------------------------------------------------------------------
Other                                                                      12.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Common Stocks.

                                                            Nuveen Investments 7

NXR Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio 3 as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.44
--------------------------------------------------------------------------------
Net Asset Value                                                           14.23
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.48%
--------------------------------------------------------------------------------
Market Yield                                                               4.45%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.18%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 184,839
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.54
--------------------------------------------------------------------------------
Modified Duration                                                          4.28
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                   8.88%       8.86%
--------------------------------------------------------------------------------
1-Year                                                        19.80%      12.19%
--------------------------------------------------------------------------------
5-Year                                                         6.89%       4.62%
--------------------------------------------------------------------------------
10-Year                                                        6.58%       4.98%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   19.2%
--------------------------------------------------------------------------------
California                                                                 10.1%
--------------------------------------------------------------------------------
Texas                                                                      10.1%
--------------------------------------------------------------------------------
Colorado                                                                    7.0%
--------------------------------------------------------------------------------
Indiana                                                                     6.3%
--------------------------------------------------------------------------------
Florida                                                                     5.6%
--------------------------------------------------------------------------------
Iowa                                                                        5.5%
--------------------------------------------------------------------------------
North Carolina                                                              4.3%
--------------------------------------------------------------------------------
South Carolina                                                              3.3%
--------------------------------------------------------------------------------
New York                                                                    3.2%
--------------------------------------------------------------------------------
Nevada                                                                      3.1%
--------------------------------------------------------------------------------
New Mexico                                                                  2.8%
--------------------------------------------------------------------------------
Michigan                                                                    2.7%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.4%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.0%
--------------------------------------------------------------------------------
Health Care                                                                19.9%
--------------------------------------------------------------------------------
Utilities                                                                  17.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.8%
--------------------------------------------------------------------------------
Transportation                                                              7.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.5%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    0.2%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                  40%
AA                                                                          24%
A                                                                           22%
BBB                                                                         12%
BB or Lower                                                                  2%
N/R                                                                         --%*

* Rounds to less than 1%.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR CHART]

Oct                                                                    $  0.0535
Nov                                                                       0.0535
Dec                                                                       0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0535
Apr                                                                       0.0535
May                                                                       0.0535
Jun                                                                       0.0535
Jul                                                                       0.0535
Aug                                                                       0.0535
Sep                                                                       0.0535

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   13.18
                                                                           13.28
                                                                           11.97
                                                                           12.15
                                                                           12.79
                                                                           12.97
                                                                           12.99
                                                                           12.97
                                                                           12.29
                                                                            12.7
                                                                           12.47
                                                                           11.91
                                                                           12.84
                                                                           13.08
                                                                           13.77
                                                                          13.955
                                                                           13.74
                                                                            13.6
                                                                           13.86
                                                                            13.8
                                                                           13.98
                                                                           13.57
                                                                           13.75
                                                                           13.48
                                                                           13.62
                                                                          13.388
                                                                           13.69
                                                                           14.05
                                                                          13.864
                                                                           13.78
                                                                            13.9
                                                                           13.74
                                                                           13.88
                                                                            13.9
                                                                           13.83
                                                                          13.702
                                                                           13.95
                                                                              14
                                                                         13.9475
                                                                           13.99
                                                                         13.9308
                                                                           13.88
                                                                            14.3
                                                                           14.03
                                                                         14.1382
                                                                         14.0901
                                                                           14.15
                                                                           14.14
                                                                           14.04
                                                                           14.09
                                                                           14.07
                                                                           14.74
                                                                           14.27
9/30/09                                                                   14.442

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Common Stocks and Euro Dollar Time Deposit.

8 Nuveen Investments

NXC Performance OVERVIEW | Nuveen California Select Tax-Free Income Portfolio as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   20%
AA                                                                           22%
A                                                                            41%
BBB                                                                          13%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR CHART]

Oct                                                                    $  0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0555
Jun                                                                       0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $ 13.0499
                                                                           13.99
                                                                            10.8
                                                                            11.8
                                                                           12.89
                                                                           12.89
                                                                           12.91
                                                                            12.8
                                                                           12.15
                                                                           11.75
                                                                           12.15
                                                                           11.54
                                                                            11.9
                                                                           11.49
                                                                           12.62
                                                                           12.81
                                                                           12.55
                                                                           12.43
                                                                           12.76
                                                                           13.07
                                                                           13.36
                                                                           12.36
                                                                           12.54
                                                                           12.05
                                                                         12.2342
                                                                           12.03
                                                                           12.06
                                                                         12.0401
                                                                           12.15
                                                                           12.22
                                                                           12.89
                                                                           12.85
                                                                           12.92
                                                                         12.8701
                                                                           13.06
                                                                           12.99
                                                                           13.05
                                                                           12.18
                                                                          12.667
                                                                           12.05
                                                                           12.09
                                                                           12.22
                                                                           12.75
                                                                           12.67
                                                                          13.138
                                                                           13.09
                                                                            12.7
                                                                           13.04
                                                                            13.1
                                                                           13.25
                                                                         13.4999
                                                                           13.76
                                                                           13.64
9/30/09                                                                    13.67

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.67
--------------------------------------------------------------------------------
Net Asset Value                                                           14.35
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.74%
--------------------------------------------------------------------------------
Market Yield                                                               4.87%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.48%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $ 89,961
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.47
--------------------------------------------------------------------------------
Modified Duration                                                          5.83
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  16.87%      11.05%
--------------------------------------------------------------------------------
1-Year                                                        18.19%      12.96%
--------------------------------------------------------------------------------
5-Year                                                         5.34%       4.38%
--------------------------------------------------------------------------------
10-Year                                                        5.04%       4.93%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     21.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     20.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.4%
--------------------------------------------------------------------------------
Health Care                                                                12.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.4%
--------------------------------------------------------------------------------
Utilities                                                                   5.7%
--------------------------------------------------------------------------------
Transportation                                                              5.6%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    0.5%
--------------------------------------------------------------------------------
Other                                                                      11.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Euro Dollar Time Deposit.

                                                            Nuveen Investments 9

NXN Performance OVERVIEW | Nuveen New York Select Tax-Free Income Portfolio as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.24
--------------------------------------------------------------------------------
Net Asset Value                                                           14.23
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  0.07%
--------------------------------------------------------------------------------
Market Yield                                                               4.30%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.41%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $ 55,653
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.85
--------------------------------------------------------------------------------
Modified Duration                                                          4.24
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                  11.33%       8.82%
--------------------------------------------------------------------------------
1-Year                                                        18.81%      13.25%
--------------------------------------------------------------------------------
5-Year                                                         6.00%       4.42%
--------------------------------------------------------------------------------
10-Year                                                        5.80%       4.89%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.4%
--------------------------------------------------------------------------------
Health Care                                                                13.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            12.1%
--------------------------------------------------------------------------------
Long-Term Care                                                             11.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.4%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.5%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    2.1%
--------------------------------------------------------------------------------
Other                                                                       8.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   45%
AA                                                                           24%
A                                                                            12%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           7%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]

Oct                                                                    $   0.051
Nov                                                                        0.051
Dec                                                                        0.051
Jan                                                                        0.051
Feb                                                                        0.051
Mar                                                                        0.051
Apr                                                                        0.051
May                                                                        0.051
Jun                                                                        0.051
Jul                                                                        0.051
Aug                                                                        0.051
Sep                                                                        0.051

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   12.54
                                                                          12.414
                                                                           12.62
                                                                           11.45
                                                                           12.37
                                                                           12.27
                                                                           12.65
                                                                         12.4274
                                                                           11.46
                                                                         11.6625
                                                                         11.6301
                                                                           11.53
                                                                           11.58
                                                                            11.7
                                                                           12.66
                                                                           12.86
                                                                           12.97
                                                                           13.24
                                                                         12.9499
                                                                              13
                                                                           13.28
                                                                          12.634
                                                                           12.85
                                                                         12.7501
                                                                         13.0099
                                                                            13.2
                                                                           13.33
                                                                           13.02
                                                                         12.9701
                                                                           13.18
                                                                           13.35
                                                                           13.47
                                                                          13.719
                                                                           13.47
                                                                           13.55
                                                                           13.54
                                                                           13.54
                                                                            13.3
                                                                         13.1201
                                                                           13.19
                                                                            13.2
                                                                           13.35
                                                                           13.55
                                                                            13.4
                                                                            13.6
                                                                            13.8
                                                                         13.7301
                                                                         13.7516
                                                                           14.16
                                                                              14
                                                                         14.2744
                                                                           14.12
                                                                           14.17
9/30/09                                                                  14.2404

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Excluding Euro Dollar Time Deposit.

10 Nuveen Investments

NXP NXQ NXR | Shareholder Meeting Report

The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

                                                               NXP          NXQ          NXR
--------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
   Robert P. Bremner
   For                                                  14,242,465   14,468,097   10,841,539
   Withhold                                                494,538      441,762      249,500
--------------------------------------------------------------------------------------------
   Total                                                14,737,003   14,909,859   11,091,039
============================================================================================
   Jack B. Evans
   For                                                  14,231,195   14,494,089   10,823,376
   Withhold                                                505,808      415,770      267,663
--------------------------------------------------------------------------------------------
   Total                                                14,737,003   14,909,859   11,091,039
============================================================================================
   William J. Schneider
   For                                                  14,235,603   14,490,631   10,840,070
   Withhold                                                501,400      419,228      250,969
--------------------------------------------------------------------------------------------
   Total                                                14,737,003   14,909,859   11,091,039
============================================================================================

                                                           Nuveen Investments 11

                                                                 NXC         NXN
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
   Robert P. Bremner
   For                                                     5,172,944   3,322,862
   Withhold                                                  125,084      79,092
--------------------------------------------------------------------------------
   Total                                                   5,298,028   3,401,954
================================================================================
   Jack B. Evans
   For                                                     5,163,207   3,313,616
   Withhold                                                  134,821      88,338
--------------------------------------------------------------------------------
   Total                                                   5,298,028   3,401,954
================================================================================
   William J. Schneider
   For                                                     5,174,628   3,324,411
   Withhold                                                  123,400      77,543
--------------------------------------------------------------------------------
   Total                                                   5,298,028   3,401,954
================================================================================

12 Nuveen Investments

NXP | Nuveen Select Tax-Free Income Portfolio
    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS - 98.7%
                    ALASKA - 2.0%
$           2,475   Alaska Municipal Bond Bank Authority, General Obligation        12/13 at 100.00       A+ (4)   $     2,868,401
                       Bonds, Series 2003E, 5.250%, 12/01/23 (Pre-refunded
                       12/01/13) - MBIA Insured
            2,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00         Baa3         1,780,850
                       Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                       6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
            4,975   Total Alaska                                                                                         4,649,251
-----------------------------------------------------------------------------------------------------------------------------------
                    ARKANSAS - 0.4%
            5,915   Arkansas Development Finance Authority, Tobacco Settlement         No Opt. Call          Aa3           911,738
                       Revenue Bonds, Arkansas Cancer Research Center Project,
                       Series 2006, 0.000%, 7/01/46 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 5.7%
            2,000   Alameda Corridor Transportation Authority, California,          10/17 at 100.00           A-         1,594,840
                       Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                       10/01/25 - AMBAC Insured
            3,325   California Department of Water Resources, Power Supply           5/12 at 101.00          Aa3         3,733,011
                       Revenue Bonds, Series 2002A, 6.000%, 5/01/14
            1,000   California Statewide Community Development Authority, Revenue    8/19 at 100.00           AA         1,100,280
                       Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                       2/01/38
            2,645   Cypress Elementary School District, San Bernardino County,         No Opt. Call          AAA           615,333
                       California, General Obligation Bonds, Series 2009A,
                       0.000%, 5/01/34 - FSA Insured
            3,000   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00          AAA         3,550,170
                       Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                       6.750%, 6/01/39 (Pre-refunded 6/01/13)
            1,130   Los Angeles Department of Water and Power, California,           7/11 at 100.00           AA         1,150,035
                       Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
                       7/01/41 - FGIC Insured
              365   Los Angeles, California, Parking System Revenue Bonds, Series    5/10 at 100.00           A+           369,347
                       1999A, 5.250%, 5/01/29 - AMBAC Insured
            1,000   Moreno Valley Unified School District, Riverside County,           No Opt. Call            A           488,400
                       California, General Obligation Bonds, Series 2007, 0.000%,
                       8/01/23 - NPFG Insured
              750   Tobacco Securitization Authority of Northern California,         6/15 at 100.00          BBB           604,658
                       Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                       5.500%, 6/01/45
            1,150   Woodside Elementary School District, San Mateo County,             No Opt. Call          AA+           340,550
                       California, General Obligation Bonds, Series 2007, 0.000%,
                       10/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           16,365   Total California                                                                                    13,546,624
-----------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 11.9%
            1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic    3/12 at 100.00       AA (4)         1,871,428
                       Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
              690   Colorado Health Facilities Authority, Revenue Bonds, Catholic    3/12 at 100.00       AA (4)           762,022
                       Health Initiatives, Series 2002A, 5.500%, 3/01/22
                       (Pre-refunded 3/01/12)
              390   Colorado Water Resources and Power Development Authority,       11/10 at 100.00            A           395,164
                       Small Water Resources Revenue Bonds, Series 2000A, 5.800%,
                       11/01/20 - FGIC Insured
            8,225   Denver City and County, Colorado, Airport System Revenue           No Opt. Call           A+         9,114,781
                       Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum
                       Tax)
            5,000   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00           A+         5,201,250
                       Refunding Bonds, Series 2001A, 5.625%, 11/15/17 - FGIC
                       Insured (Alternative Minimum Tax)
            3,000   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00      N/R (4)         3,360,900
                       Revenue Bonds, Convention Center Hotel, Series 2003A,
                       5.000%, 12/01/23 (Pre-refunded 12/01/13) - SYNCORA GTY
                       Insured
              500   Denver, Colorado, Airport System Revenue Refunding Bonds,       11/13 at 100.00           A+           510,235
                       Series 2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured
            5,000   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 31.42          Aaa         1,560,300
                       Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                       9/01/10) - NPFG Insured

                                                           Nuveen Investments 13

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    COLORADO (continued)
$          12,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/26 at 54.77            A   $     1,800,375
                       Series 2006A, 0.000%, 9/01/38 - NPFG Insured
            3,160   Northwest Parkway Public Highway Authority, Colorado, Revenue    6/11 at 102.00      N/R (4)         3,462,918
                       Bonds, Senior Series 2001A, 5.500%, 6/15/20 (Pre-refunded
                       6/15/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           40,165   Total Colorado                                                                                      28,039,373
-----------------------------------------------------------------------------------------------------------------------------------
                    DISTRICT OF COLUMBIA - 0.0%
               60   District of Columbia, Revenue Bonds, Catholic University of     10/09 at 101.00            A            60,648
                       America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 7.4%
            2,000   Halifax Hospital Medical Center, Florida, Revenue Bonds,         6/16 at 100.00           A-         1,935,520
                          Series 2006, 5.375%, 6/01/46
            5,000   Jacksonville Health Facilities Authority, Florida, Revenue      11/12 at 101.00          Aa1         5,169,900
                       Bonds, Ascension Health, Series 2002A, 5.250%, 11/15/32
           10,000   JEA St. John's River Power Park System, Florida, Revenue        10/11 at 100.00          Aa2        10,350,400
                       Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
           17,000   Total Florida                                                                                       17,455,820
-----------------------------------------------------------------------------------------------------------------------------------
                    HAWAII - 0.6%
            1,330   Hawaii, Certificates of Participation, Kapolei State Office     11/09 at 100.50          N/R         1,346,891
                       Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 13.1%
            1,965   Board of Trustees of Southern Illinois University, Housing         No Opt. Call           A1         1,251,764
                       and Auxiliary Facilities System Revenue Bonds, Series
                       1999A, 0.000%, 4/01/20 - NPFG Insured
            2,600   Chicago Heights, Illinois, General Obligation Corporate         12/09 at 100.00            A         2,621,268
                       Purpose Bonds, Series 1993, 5.650%, 12/01/17 - FGIC Insured
              195   DuPage County Community School District 200, Wheaton,           11/13 at 100.00          Aa3           216,824
                       Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                       11/01/20 - FSA Insured
              805   DuPage County Community School District 200, Wheaton,           11/13 at 100.00      Aa3 (4)           924,478
                       Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                       11/01/20 (Pre-refunded 11/01/13) - FSA Insured
              600   Illinois Educational Facilities Authority, Student Housing       5/12 at 101.00          Aaa           683,490
                       Revenue Bonds, Educational Advancement Foundation Fund,
                       University Center Project, Series 2002, 6.000%, 5/01/22
                       (Pre-refunded 5/01/12)
            1,050   Illinois Finance Authority, Revenue Bonds, Loyola University     7/17 at 100.00           AA         1,150,853
                       of Chicago, Tender Option Bond Trust 1137, 8.932%, 7/01/46
                       (IF)
            4,000   Illinois Finance Authority, Revenue Bonds, Northwestern          8/14 at 100.00      N/R (4)         4,695,480
                       Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                       (Pre-refunded 8/15/14)
            1,000   Illinois Finance Authority, Revenue Bonds, Silver Cross          8/19 at 100.00          BBB         1,072,100
                       Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38
            1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur    10/11 at 100.00            A         1,352,472
                       Memorial Hospital, Series 2001, 5.600%, 10/01/16
            2,950   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/12 at 100.00           A-         3,060,035
                       Forest Hospital, Series 2002A, 6.000%, 7/01/17
            2,275   Illinois Health Facilities Authority, Revenue Refunding          1/13 at 100.00         Baa1         2,359,880
                       Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%,
                       1/01/17
               75   Illinois Health Facilities Authority, Revenue Refunding         11/09 at 100.00          N/R            73,659
                       Bonds, Rockford Health System, Series 1997, 5.000%,
                       8/15/21 - AMBAC Insured
            3,125   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call            A         2,361,031
                       Bonds, McCormick Place Expansion Project, Series 1992A,
                       0.000%, 6/15/17 - FGIC Insured
              810   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call          AAA           279,766
                       Bonds, McCormick Place Expansion Project, Series 2002A,
                       0.000%, 6/15/30 - NPFG Insured
            5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue    6/12 at 101.00          AAA         5,273,100
                       Refunding Bonds, McCormick Place Expansion Project, Series
                       2002B, 5.000%, 6/15/21 - NPFG Insured

14 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS (continued)
$           1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,   12/14 at 100.00          AA+   $     1,370,785
                       5.250%, 12/01/34 - FGIC Insured
                    Yorkville, Illinois, General Obligation Debt Certificates,
                    Series 2003:
            1,000      5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured      12/11 at 100.00     BBB- (4)         1,093,220
            1,000      5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured      12/11 at 100.00     BBB- (4)         1,093,220
-----------------------------------------------------------------------------------------------------------------------------------
           31,070   Total Illinois                                                                                      30,933,425
-----------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 6.8%
            1,000   Franklin Community Multi-School Building Corporation, Marion     7/14 at 100.00        A (4)         1,156,700
                       County, Indiana, First Mortgage Revenue Bonds, Series
                       2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
            1,770   Indiana Health Facility Financing Authority, Hospital Revenue      No Opt. Call          AAA         2,045,766
                       Refunding Bonds, Columbus Regional Hospital, Series 1993,
                       7.000%, 8/15/15 - FSA Insured
            1,000   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00          BBB           990,170
                       Community Foundation of Northwest Indiana, Series 2007,
                       5.500%, 3/01/37
            9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,        7/12 at 100.00          AAA        10,960,238
                       Waterworks Project, Series 2002A, 5.125%, 7/01/21
                       (Pre-refunded 7/01/12) - MBIA Insured
              750   West Clark 2000 School Building Corporation, Clark County,       1/15 at 100.00          AA+           802,305
                       Indiana, First Mortgage Bonds, Series 2005, 5.000%,
                       7/15/22 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
           14,375   Total Indiana                                                                                       15,955,179
-----------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 1.9%
            1,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00          BBB           769,950
                       Revenue Bonds, Series 2005C, 5.375%, 6/01/38
            4,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00          BBB         3,646,720
                       Revenue Bonds, Series 2005B, 5.600%, 6/01/34
-----------------------------------------------------------------------------------------------------------------------------------
            5,000   Total Iowa                                                                                           4,416,670
-----------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.5%
              500   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial      7/16 at 100.00           A3           462,370
                       Hospital, Series 2006, 4.875%, 7/01/36
              750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas      6/14 at 100.00            A           769,883
                       and Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            1,250   Total Kansas                                                                                         1,232,253
-----------------------------------------------------------------------------------------------------------------------------------
                    KENTUCKY - 0.5%
            1,100   Jefferson County, Kentucky, Health System Revenue Bonds,        10/09 at 100.50        A (4)         1,109,262
                       Alliant Health System Inc., Series 1998, 5.125%, 10/01/18
                       - MBIA Insured (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 0.4%
            1,100   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00          BBB         1,070,586
                       Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                       5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 2.1%
              500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00           A3           502,780
                       Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.000%,
                       7/01/28
               20   Massachusetts Health and Educational Facilities Authority,       7/11 at 101.00           AA            21,551
                       Revenue Bonds, Partners HealthCare System Inc., Series
                       2001C, 6.000%, 7/01/17
              480   Massachusetts Health and Educational Facilities Authority,       7/11 at 101.00          AAA           529,469
                       Revenue Bonds, Partners HealthCare System Inc., Series
                       2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)
            2,000   Massachusetts Housing Finance Agency, Housing Bonds, Series     12/18 at 100.00          AA-         2,024,020
                       2009F, 5.700%, 6/01/40

            1,055   Massachusetts Turnpike Authority, Metropolitan Highway System    1/10 at 100.00            A         1,054,937
                       Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                       Insured

              830   Massachusetts Turnpike Authority, Metropolitan Highway System    1/10 at 100.00           AA           830,125
                       Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                       AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            4,885   Total Massachusetts                                                                                  4,962,882
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 15

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 1.6%
$           1,000   Michigan State Hospital Finance Authority, Hospital Revenue      2/10 at 100.00          BB-   $       825,250
                       Bonds, Detroit Medical Center Obligated Group, Series
                       1998A, 5.125%, 8/15/18
            2,900   Michigan State Hospital Finance Authority, Hospital Revenue     12/12 at 100.00           AA         2,959,392
                       Refunding Bonds, Trinity Health Credit Group, Series
                       2002C, 5.375%, 12/01/30
-----------------------------------------------------------------------------------------------------------------------------------
            3,900   Total Michigan                                                                                       3,784,642
-----------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 0.1%
              220   Minnesota Housing Finance Agency, Single Family Mortgage         1/10 at 100.50          AA+           221,976
                       Revenue Bonds, Series 1995A, 5.200%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                    MISSOURI - 0.7%
            5,000   Kansas City Municipal Assistance Corporation, Missouri,            No Opt. Call          AA-         1,583,950
                       Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 -
                       AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 4.5%
            2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway             7/13 at 100.00          AA-         2,596,775
                       Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                       AMBAC Insured
                    Director of Nevada State Department of Business and
                    Industry, Revenue Bonds, Las Vegas Monorail Project,
                    First Tier, Series 2000:
            2,360      0.000%, 1/01/21 - AMBAC Insured                                 No Opt. Call         Caa2           221,557
            4,070      0.000%, 1/01/22 - AMBAC Insured                                 No Opt. Call         Caa2           381,318
            6,025      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00         Caa2         1,222,412
            1,500   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue    6/19 at 100.00            A         1,707,465
                       Bonds, Series 2009A, 8.000%, 6/15/30
            1,515   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,    6/12 at 100.00            A         1,542,725
                       5.500%, 6/01/21 - FGIC Insured
            2,555   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,    6/12 at 100.00     Baa1 (4)         2,853,628
                       5.500%, 6/01/21 (Pre-refunded 6/01/12) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           20,525   Total Nevada                                                                                        10,525,880
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 0.2%
              380   New Hampshire Housing Finance Authority, Single Family           5/11 at 100.00          Aa2           385,464
                       Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                       (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW JERSEY - 2.8%
            2,500   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00          Ba2         2,034,425
                       Revenue Bonds, Somerset Medical Center, Series 2003,
                       5.500%, 7/01/23
                    Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                    Settlement Asset-Backed Bonds, Series 2002:
            1,325      5.750%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00          AAA         1,448,132
            1,000      6.000%, 6/01/37 (Pre-refunded 6/01/12)                        6/12 at 100.00          AAA         1,129,160
            2,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00          BBB         1,896,825
                       Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                       6/01/41
-----------------------------------------------------------------------------------------------------------------------------------
            7,325   Total New Jersey                                                                                     6,508,542
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 2.1%
            1,000   New Mexico Mortgage Finance Authority, Multifamily Housing       9/17 at 100.00          AAA           998,400
                       Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                       (Alternative Minimum Tax)
            4,000   University of New Mexico, FHA-Insured Mortgage Hospital          7/14 at 100.00          AAA         4,082,680
                       Revenue Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
            5,000   Total New Mexico                                                                                     5,081,080
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 1.2%
            1,000   Dormitory Authority of the State of New York, FHA-Insured        2/14 at 100.00          AAA         1,072,190
                       Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                       5.050%, 2/15/25
            1,215   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00           A2         1,250,016
                       Mount Sinai NYU Health Obligated Group, Series 2000A,
                       6.500%, 7/01/17
              385   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00       A2 (4)           404,277
                       Mount Sinai NYU Health Obligated Group, Series 2000A,
                       6.500%, 7/01/17 (Pre-refunded 7/01/10)
-----------------------------------------------------------------------------------------------------------------------------------
            2,600   Total New York                                                                                       2,726,483
-----------------------------------------------------------------------------------------------------------------------------------

16 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 1.7%
$           1,000   North Carolina Eastern Municipal Power Agency, Power System      1/19 at 100.00           A-   $     1,190,370
                       Revenue Bonds, Series 2008C, 6.750%, 1/01/24
            2,195   North Carolina Eastern Municipal Power Agency, Power System     11/09 at 100.00           A-         2,197,546
                       Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21
              500   Raleigh Durham Airport Authority, North Carolina, Airport        5/11 at 101.00          Aa3           520,915
                       Revenue Bonds, Series 2001A, 5.250%, 11/01/17 - FGIC
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            3,695   Total North Carolina                                                                                 3,908,831
-----------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 0.7%
            1,500   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/17 at 100.00          BBB         1,268,070
                       Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                       2007A-2, 6.000%, 6/01/42
              300   Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series   12/10 at 101.00       A2 (4)           320,883
                       2001, 5.500%, 12/01/17(Pre-refunded 12/01/10) - AMBAC
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            1,800   Total Ohio                                                                                           1,588,953
-----------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 2.0%
            1,000   Norman Regional Hospital Authority, Oklahoma, Hospital           9/16 at 100.00         BBB-           808,310
                       Revenue Bonds, Series 2005, 5.375%, 9/01/36
            4,000   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00            A         4,038,880
                       John Health System, Series 2004, 5.000%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
            5,000   Total Oklahoma                                                                                       4,847,190
-----------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 0.5%
              500   Pennsylvania Higher Educational Facilities Authority, Revenue    7/13 at 100.00         BBB+           505,070
                       Bonds, Widener University, Series 2003, 5.250%, 7/15/24
              700   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/14 at 100.00          Aa3           755,405
                       Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            1,200   Total Pennsylvania                                                                                   1,260,475
-----------------------------------------------------------------------------------------------------------------------------------
                    PUERTO RICO - 0.5%
            1,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/19 at 100.00           A+         1,102,200
                       Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                       8/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 7.8%
            1,250   Dorchester County School District 2, South Carolina,            12/14 at 100.00          AA-         1,346,863
                       Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                       5.250%, 12/01/20
           10,000   Greenville County School District, South Carolina,              12/12 at 101.00       AA (4)        11,583,796
                       Installment Purchase Revenue Bonds, Series 2002, 5.875%,
                       12/01/19 (Pre-refunded 12/01/12)
            1,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00       A+ (4)         1,768,365
                       Hospital Revenue Refunding and Improvement Bonds, Series
                       2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)
              520   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00       A3 (4)           590,959
                       Development Revenue Bonds, Bon Secours Health System Inc.,
                       Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
            1,980   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00           A-         2,010,116
                       Development Revenue Bonds, Bon Secours Health System Inc.,
                       Series 2002B, 5.625%, 11/15/30
            1,130   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00      BBB (4)         1,188,952
                       Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                       2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
-----------------------------------------------------------------------------------------------------------------------------------
           16,380   Total South Carolina                                                                                18,489,051
-----------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 8.4%
            5,000   Brazos River Harbor Navigation District, Brazoria County,        5/12 at 101.00         BBB-         4,878,500
                       Texas, Environmental Facilities Revenue Bonds, Dow
                       Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33
                       (Mandatory put 5/15/17) (Alternative Minimum Tax)
            1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/11 at 100.00          AAA         1,090,620
                       Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded
                       12/01/11) - AMBAC Insured
              360   Dallas-Fort Worth International Airport Public Facility         12/09 at 100.00          AAA           360,576
                       Corporation, Texas, Airport Hotel Revenue Bonds, Series
                       2001, 5.500%, 1/15/20 - FSA Insured

                                                           Nuveen Investments 17

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TEXAS (continued)
$           2,300   Harris County Health Facilities Development Corporation,        11/13 at 100.00           AA   $     2,354,050
                       Texas, Thermal Utility Revenue Bonds, TECO Project, Series
                       2003, 5.000%, 11/15/30 - NPFG Insured
            1,550   Harris County-Houston Sports Authority, Texas, Junior Lien         No Opt. Call            A           375,891
                       Revenue Bonds, Series 2001H, 0.000%, 11/15/30 - NPFG
                       Insured
            3,470   Harris County-Houston Sports Authority, Texas, Senior Lien       11/30 at 61.17            A           463,731
                       Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 -
                       NPFG Insured
            2,805   Harris County-Houston Sports Authority, Texas, Third Lien        11/24 at 52.47            A           449,838
                       Revenue Bonds, Series 2004-A3., 0.000%, 11/15/35 - NPFG
                       Insured
               45   Irving Independent School District, Dallas County, Texas,        2/12 at 100.00          AAA            46,229
                       General Obligation Refunding Bonds, Series 2002A, 5.000%,
                       2/15/31
            3,455   Irving Independent School District, Dallas County, Texas,        2/12 at 100.00          AAA         3,787,095
                       General Obligation Refunding Bonds, Series 2002A, 5.000%,
                       2/15/31 (Pre-refunded 2/15/12)
            1,780   Leander Independent School District, Williamson and Travis        8/16 at 35.23          AAA           416,413
                       Counties, Texas, General Obligation Bonds, Series 2007,
                       0.000%, 8/15/37
            2,000   North Texas Thruway Authority, First Tier System Revenue         1/25 at 100.00           A2         1,528,340
                       Refunding Bonds, Capital Appreciation Series 2008I,
                       0.000%, 1/01/43
            2,000   Richardson Hospital Authority, Texas, Revenue Bonds,            12/13 at 100.00         Baa2         1,805,980
                       Richardson Regional Medical Center, Series 2004, 6.000%,
                       12/01/34
              465   San Antonio, Texas, Water System Revenue Refunding Bonds,        5/12 at 100.00      Aa3 (4)           510,156
                       Series 1992, 6.000%, 5/15/16 (Pre-refunded 5/15/12) - MBIA
                       Insured
            1,750   Texas, General Obligation Bonds, Water Financial Assistance      8/13 at 100.00          AA+         1,753,500
                       Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                       Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
           27,980   Total Texas                                                                                         19,820,919
-----------------------------------------------------------------------------------------------------------------------------------
                    UTAH - 0.3%
              775   Utah State Building Ownership Authority, Lease Revenue Bonds,   11/11 at 100.00          AA+           833,179
                       State Facilities Master Lease Program, Series 2001B,
                       5.250%, 5/15/24
-----------------------------------------------------------------------------------------------------------------------------------
                    VIRGINIA - 0.5%
            1,500   Fairfax County Economic Development Authority, Virginia,        10/17 at 100.00          N/R         1,293,240
                       Residential Care Facilities Mortgage Revenue Bonds,
                       Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 7.4%
              250   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00          Aaa           275,935
                       Bonds, Columbia Generating Station - Nuclear Project 2,
                       Series 2002C, 5.500%, 7/01/17 - NPFG Insured
            3,610   Snohomish County Public Utility District 1, Washington,            No Opt. Call          Aaa         3,862,086
                       Generation System Revenue Bonds, Series 1989, 6.750%,
                       1/01/12 (ETM)
            9,750   Washington State Healthcare Facilities Authority, Revenue       10/11 at 100.00           AA        10,175,003
                       Bonds, Sisters of Providence Health System, Series 2001A,
                       5.125%, 10/01/17 - NPFG Insured
            2,105   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00          BBB         2,157,878
                       Settlement Asset-Backed Revenue Bonds, Series 2002,
                       6.500%, 6/01/26
            2,115   Washington State, Motor Vehicle Fuel Tax General Obligation        No Opt. Call          AA+           978,082
                       Bonds, Series 2003F, 0.000%, 12/01/27 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
           17,830   Total Washington                                                                                    17,448,984
-----------------------------------------------------------------------------------------------------------------------------------
                    WEST VIRGINIA - 0.5%
              760   Marshall County, West Virginia, Special Obligation Refunding       No Opt. Call          AAA           786,250
                       Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
              500   West Virginia Hospital Finance Authority, Revenue Bonds,         6/16 at 100.00           A+           501,400
                       United Hospital Center Inc. Project, Series 2006A, 4.500%,
                       6/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            1,260   Total West Virginia                                                                                  1,287,650
-----------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 1.9%
              785   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00          AAA           861,428
                       Tobacco Settlement Asset-Backed Bonds, Series 2002,
                       6.125%, 6/01/27 (Pre-refunded 6/01/12)

18 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN (continued)
$           1,000   Wisconsin Health and Educational Facilities Authority, Revenue   8/13 at 100.00         BBB+   $     1,011,040
                       Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                       5.500%, 8/15/17
            2,500   Wisconsin, General Obligation Refunding Bonds, Series 2003-3,   11/13 at 100.00           AA         2,647,400
                       5.000%, 11/01/26
-----------------------------------------------------------------------------------------------------------------------------------
            4,285   Total Wisconsin                                                                                      4,519,868
-----------------------------------------------------------------------------------------------------------------------------------
$         272,245   Total Municipal Bonds (cost $226,267,345)                                                          232,909,159
=================------------------------------------------------------------------------------------------------------------------

           SHARES   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 0.0%
                    AIRLINES - 0.0%
              789   UAL Corporation, (5)                                                                           $         7,275
====-============------------------------------------------------------------------------------------------------------------------
                    Total Common Stocks (cost $0)                                                                            7,275
                    ---------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $226,267,345) - 98.7%                                                      232,916,434
                    ---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.3%                                                                 3,011,620
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $   235,928,054
                    ===============================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondhold- ers, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,901 and 617 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 1,901 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 172 UAL common stock shares on November 14, 2007. The remaining 789 shares of UAL common stock were still held by the Fund at September 30, 2009.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 19

NXQ | Nuveen Select Tax-Free Income Portfolio 2
    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS - 98.4%
                    ARIZONA - 0.8%
$           2,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call            A   $     1,926,740
                       Bonds, Series 2007, 5.000%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
                    ARKANSAS - 1.3%
            1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and     10/11 at 100.00          AAA         1,085,470
                       Construction Bonds, Series 2002A, 5.000%, 10/01/19
                       (Pre-refunded 10/01/11) - FSA Insured
            2,000   University of Arkansas, Fayetteville, Various Facilities        12/12 at 100.00          Aa3         2,066,100
                       Revenue Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            3,000   Total Arkansas                                                                                       3,151,570
-----------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 7.2%
            1,000   Alameda Corridor Transportation Authority, California,          10/17 at 100.00           A-           797,420
                       Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                       10/01/25 - AMBAC Insured
            3,325   California Department of Water Resources, Power Supply           5/12 at 101.00          Aa3         3,733,011
                       Revenue Bonds, Series 2002A, 6.000%, 5/01/14
              500   California State Public Works Board, Lease Revenue Refunding    12/09 at 100.50           A-           505,615
                       Bonds, Community Colleges Projects, Series 1998A, 5.250%,
                       12/01/16
            2,000   California State Public Works Board, Lease Revenue Refunding       No Opt. Call          Aa2         2,178,120
                       Bonds, Various University of California Projects, Series
                       1993A, 5.500%, 6/01/14
               60   California, General Obligation Bonds, Series 1997, 5.000%,      11/09 at 100.00            A            60,077
                       10/01/18 - AMBAC Insured
            2,500   California, General Obligation Bonds, Series 2005, 5.000%,       3/16 at 100.00            A         2,532,750
                       3/01/31
            1,000   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00          BBB           754,190
                       Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                       2007A-1, 5.125%, 6/01/47
            3,200   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00          AAA         3,786,848
                       Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                       6.750%, 6/01/39 (Pre-refunded 6/01/13)
              450   M-S-R Energy Authority, Gas Revenue Bonds, California,             No Opt. Call            A           524,687
                       Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39
            1,195   Palmdale Elementary School District, Los Angeles County,           No Opt. Call          AAA           439,617
                       California, General Obligation Bonds, Series 2003, 0.000%,
                       8/01/28 - FSA Insured
            1,890   San Joaquin Delta Community College District, California,         8/18 at 47.14          AAA           543,564
                       General Obligation Bonds, Election 2004 Series 2008B,
                       0.000%, 8/01/31 - FSA Insured
            1,750   Tobacco Securitization Authority of Northern California,         6/15 at 100.00          BBB         1,410,868
                       Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                       5.500%, 6/01/45
-----------------------------------------------------------------------------------------------------------------------------------
           18,870   Total California                                                                                    17,266,767
-----------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 10.7%
            1,700   Colorado Health Facilities Authority, Revenue Bonds, Catholic    3/12 at 100.00       AA (4)         1,871,428
                       Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
            1,300   Colorado Health Facilities Authority, Revenue Bonds, Catholic    3/12 at 100.00       AA (4)         1,435,694
                       Health Initiatives, Series 2002A, 5.500%, 3/01/22
                       (Pre-refunded 3/01/12)
            2,440   Denver City and County, Colorado, Airport System Revenue           No Opt. Call           A+         2,703,959
                       Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum
                       Tax)
            5,000   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00           A+         5,201,249
                       Refunding Bonds, Series 2001A, 5.625%, 11/15/17 - FGIC
                       Insured (Alternative Minimum Tax)
            1,555   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00           A+         1,634,523
                       Refunding Bonds, Series 2001, 5.500%, 11/15/16 - FGIC
                       Insured
            3,000   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00      N/R (4)         3,360,900
                       Revenue Bonds, Convention Center Hotel, Series 2003A,
                       5.000%, 12/01/23 (Pre-refunded 12/01/13) - SYNCORA GTY
                       Insured
            2,000   Denver Convention Center Hotel Authority, Colorado, Senior      11/16 at 100.00         BBB-         1,628,940
                       Revenue Bonds, Convention Center Hotel, Series 2006,
                       4.750%, 12/01/35 - SYNCORA GTY Insured

20 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    COLORADO (continued)
                    E-470 Public Highway Authority, Colorado, Senior Revenue
                    Bonds, Series 2000B:
$           5,100      0.000%, 9/01/24 - NPFG Insured                                  No Opt. Call            A   $     2,087,736
            7,500      0.000%, 9/01/29 - NPFG Insured                                  No Opt. Call            A         2,117,775
            4,000      0.000%, 9/01/33 - NPFG Insured                                  No Opt. Call            A           842,360
            5,000   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 31.42          Aaa         1,560,300
                       Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10)
                       - NPFG Insured
              250   Northwest Parkway Public Highway Authority, Colorado, Revenue    6/11 at 102.00          AAA           272,910
                       Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded
                       6/15/11) - FSA Insured
            1,100   University of Colorado Hospital Authority, Revenue Bonds,       11/11 at 100.00       A3 (4)         1,204,159
                       Series 2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)
-----------------------------------------------------------------------------------------------------------------------------------
           39,945   Total Colorado                                                                                      25,921,933
-----------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 2.4%
            1,000   Hillsborough County Industrial Development Authority, Florida,  10/16 at 100.00           A3           962,550
                       Hospital Revenue Bonds, Tampa General Hospital, Series
                       2006, 5.250%, 10/01/41
            1,500   Jacksonville, Florida, Guaranteed Entitlement Revenue           10/12 at 100.00           A+         1,555,665
                       Refunding and Improvement Bonds, Series 2002, 5.000%,
                       10/01/21 - FGIC Insured
            2,500   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,     4/15 at 100.00          AAA         2,580,500
                       5.000%, 10/01/41 - FSA Insured
              625   Miami-Dade County Expressway Authority, Florida, Toll System     7/11 at 101.00           A3           636,425
                       Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 -
                       FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            5,625   Total Florida                                                                                        5,735,140
-----------------------------------------------------------------------------------------------------------------------------------
                    HAWAII - 0.5%
            1,100   Hawaii, Certificates of Participation, Kapolei State Office     11/09 at 100.50          N/R         1,113,970
                       Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 14.0%
              630   Chicago Metropolitan Housing Development Corporation,            1/10 at 100.00           AA           631,468
                       Illinois, FHA-Insured Section 8 Assisted Housing
                       Development Revenue Refunding Bonds, Series 1992, 6.800%,
                       7/01/17
              590   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,   7/13 at 100.00          AA+           604,957
                          5.000%, 1/01/33 - AMBAC Insured
            1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00           A1         1,707,990
                       O'Hare International Airport, Series 2005A, 5.000%, 1/01/33
                       - FGIC Insured
              600   Illinois Educational Facilities Authority, Student Housing       5/12 at 101.00          Aaa           683,490
                       Revenue Bonds, Educational Advancement Foundation Fund,
                       University Center Project, Series 2002, 6.000%, 5/01/22
                       (Pre-refunded 5/01/12)
            1,050   Illinois Finance Authority, Revenue Bonds, Loyola University     7/17 at 100.00           AA         1,150,853
                       of Chicago, Tender Option Bond Trust 1137, 8.932%, 7/01/46
                       (IF)
            2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest     9/15 at 100.00          Aa3         2,052,021
                       Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured
            2,255   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/12 at 100.00           A-         2,331,129
                       Forest Hospital, Series 2002A, 6.250%, 7/01/22
            1,055   Illinois Health Facilities Authority, Revenue Bonds, Loyola      7/11 at 100.00     Baa3 (4)         1,140,117
                       University Health System, Series 2001A, 6.125%, 7/01/31
                       (Pre-refunded 7/01/11)
              100   Illinois Health Facilities Authority, Revenue Refunding Bonds,  11/09 at 100.00          N/R            98,212
                       Rockford Health System, Series 1997, 5.000%, 8/15/21 -
                       AMBAC Insured
            1,000   Illinois Housing Development Authority, Housing Finance Bonds,   1/15 at 100.00           A+           992,110
                       Series 2005E, 4.750%, 7/01/30 - FGIC Insured
            5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%,    6/13 at 100.00          AAA         6,193,049
                       6/15/22
               45   Metropolitan Pier and Exposition Authority, Illinois, Revenue   12/09 at 100.00           A2            45,142
                       Bonds, McCormick Place Expansion Project, Series 1992A,
                       6.500%, 6/15/22
            7,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue    6/12 at 101.00          AAA         7,382,338
                       Refunding Bonds, McCormick Place Expansion Project, Series
                       2002B, 5.000%, 6/15/21 - NPFG Insured
            5,045   Sauk Village, Illinois, General Obligation Alternate Revenue    12/12 at 100.00            A         5,044,647
                       Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22
                       - RAAI Insured

                                                           Nuveen Investments 21

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS (continued)
                    Sauk Village, Illinois, General Obligation Alternate Revenue
                    Source Bonds, Tax Increment, Series 2002B:
$           1,060      0.000%, 12/01/17 - RAAI Insured                                 No Opt. Call            A   $       728,082
            1,135      0.000%, 12/01/18 - RAAI Insured                                 No Opt. Call            A           728,080
            1,100   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,   12/14 at 100.00          AA+         1,159,895
                       5.250%, 12/01/34 - FGIC Insured
            1,000   Yorkville, Illinois, General Obligation Debt Certificates,      12/11 at 100.00     BBB- (4)         1,093,220
                       Series 2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) -
                       RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
           33,215   Total Illinois                                                                                      33,766,800
-----------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 3.9%
            1,000   Franklin Community Multi-School Building Corporation, Marion     7/14 at 100.00        A (4)         1,156,700
                       County, Indiana, First Mortgage Revenue Bonds, Series
                       2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
              750   Indiana Health and Educational Facilities Financing                No Opt. Call          Aa1           771,225
                       Authority, Revenue Bonds, Ascension Health, Series
                       2006B-5, 5.000%, 11/15/36
            1,000   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00          BBB           990,170
                       Community Foundation of Northwest Indiana, Series 2007,
                       5.500%, 3/01/37
              835   Indiana Housing Finance Authority, Single Family Mortgage        7/11 at 100.00          Aaa           835,042
                       Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23
                       (Alternative Minimum Tax)
            4,380   Indiana Municipal Power Agency, Power Supply System Revenue      1/12 at 100.00           A+         4,508,684
                       Bonds, Series 2002A, 5.125%, 1/01/21 - AMBAC Insured
              290   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    2/10 at 100.00          AA-           290,290
                       Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                       NPFG Insured
              750   West Clark 2000 School Building Corporation, Clark County,       1/15 at 100.00          AA+           802,305
                       Indiana, First Mortgage Bonds, Series 2005, 5.000%,
                       7/15/22 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
            9,005   Total Indiana                                                                                        9,354,416
-----------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 3.4%
            1,875   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,    7/16 at 100.00          AAA         1,784,569
                       Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)
            1,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00          BBB           769,950
                       Revenue Bonds, Series 2005C, 5.375%, 6/01/38
            1,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00          BBB           911,680
                       Revenue Bonds, Series 2005B, 5.600%, 6/01/34
                    Iowa Tobacco Settlement Authority, Tobacco Settlement
                    Asset-Backed Revenue Bonds, Series 2001B:
              960      5.300%, 6/01/25 (Pre-refunded 6/01/11)                        6/11 at 101.00          AAA         1,028,669
            3,500      5.600%, 6/01/35 (Pre-refunded 6/01/11)                        6/11 at 101.00          AAA         3,782,835
-----------------------------------------------------------------------------------------------------------------------------------
            8,335   Total Iowa                                                                                           8,277,703
-----------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.7%
              795   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial      7/16 at 100.00           A3           735,168
                       Hospital, Series 2006, 4.875%, 7/01/36
            1,000   Salina, Kansas, Hospital Revenue Bonds, Salina Regional          4/13 at 100.00           A1           963,150
                       Medical Center, Series 2006, 4.500%, 10/01/26
-----------------------------------------------------------------------------------------------------------------------------------
            1,795   Total Kansas                                                                                         1,698,318
-----------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 2.3%
            2,180   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00            A         2,276,596
                       Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                       NPFG Insured
            3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane     7/12 at 100.00       A2 (4)         3,329,520
                       University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded
                       7/01/12) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            5,180   Total Louisiana                                                                                      5,606,116
-----------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 3.5%
            3,000   Massachusetts Health and Educational Facilities Authority,      10/11 at 101.00         BBB+         3,058,200
                       Revenue Bonds, Berkshire Health System, Series 2001E,
                       6.250%, 10/01/31
              500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00           A3           502,780
                       Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.000%,
                       7/01/28

22 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS (continued)
$           2,565   Massachusetts Turnpike Authority, Metropolitan Highway System    1/10 at 100.00            A   $     2,564,846
                       Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                       Insured
            1,270   Massachusetts Water Resources Authority, General Revenue           No Opt. Call      Aa2 (4)         1,448,600
                       Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured (ETM)
              820   Massachusetts Water Resources Authority, General Revenue           No Opt. Call          Aa2           942,237
                       Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
            8,155   Total Massachusetts                                                                                  8,516,663
-----------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 1.5%
              545   Detroit, Michigan, General Obligation Bonds, Series 2003A,       4/13 at 100.00           BB           482,031
                       5.250%, 4/01/19 - SYNCORA GTY Insured
            2,900   Michigan State Hospital Finance Authority, Hospital Revenue     12/12 at 100.00           AA         2,959,392
                       Refunding Bonds, Trinity Health Credit Group, Series
                       2002C, 5.375%, 12/01/30
              250   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00           A1           296,773
                       Revenue Bonds, William Beaumont Hospital, Refunding Series
                       2009V, 8.250%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
            3,695   Total Michigan                                                                                       3,738,196
-----------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 0.6%
            1,500   Minnesota Housing Finance Agency, Residential Housing Finance    7/16 at 100.00          AA+         1,415,595
                       Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum
                       Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    MISSISSIPPI - 0.2%
              500   Mississippi Development Bank, Revenue Bonds, Mississippi         3/16 at 100.00         Baa2           497,830
                       Municipal Energy Agency, Mississippi Power, Series 2006A,
                       5.000%, 3/01/21 - SYNCORA GTY Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 2.0%
            1,500   Clark County, Nevada, General Obligation Bank Bonds, Southern    6/11 at 100.00      AA+ (4)         1,616,265
                       Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                       (Pre-refunded 6/01/11) - FGIC Insured
                    Director of Nevada State Department of Business and Industry,
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000:
            4,595      0.000%, 1/01/22 - AMBAC Insured                                 No Opt. Call         Caa2           430,506
           13,250      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00         Caa2         2,688,293
-----------------------------------------------------------------------------------------------------------------------------------
           19,345   Total Nevada                                                                                         4,735,064
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW JERSEY - 1.8%
            2,500   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00          Ba2         2,034,425
                       Revenue Bonds, Somerset Medical Center, Series 2003,
                       5.500%, 7/01/23
                    Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                    Settlement Asset-Backed Bonds, Series 2003:
            1,000      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00          AAA         1,147,400
            1,010      6.250%, 6/01/43 (Pre-refunded 6/01/13)                        6/13 at 100.00          AAA         1,185,185
-----------------------------------------------------------------------------------------------------------------------------------
            4,510   Total New Jersey                                                                                     4,367,010
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 3.0%
            1,000   New Mexico Mortgage Finance Authority, Multifamily Housing       9/17 at 100.00          AAA           998,400
                       Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                       (Alternative Minimum Tax)
                    University of New Mexico, FHA-Insured Mortgage Hospital
                    Revenue Bonds, Series 2004:
              555      4.625%, 1/01/25 - FSA Insured                                 7/14 at 100.00          AAA           566,472
              660      4.625%, 7/01/25 - FSA Insured                                 7/14 at 100.00          AAA           673,642
            2,000      4.750%, 7/01/27 - FSA Insured                                 7/14 at 100.00          AAA         2,039,920
            3,000      4.750%, 1/01/28 - FSA Insured                                 7/14 at 100.00          AAA         3,048,000
-----------------------------------------------------------------------------------------------------------------------------------
            7,215   Total New Mexico                                                                                     7,326,434
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 4.4%
            2,045   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00           A2         2,103,937
                       Mount Sinai NYU Health Obligated Group, Series 2000A,
                       6.500%, 7/01/17
              655   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00       A2 (4)           687,796
                       Mount Sinai NYU Health Obligated Group, Series 2000A,
                       6.500%, 7/01/17 (Pre-refunded 7/01/10)

                                                           Nuveen Investments 23

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK (continued)
$           2,000   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00          AAA   $     2,092,120
                       Water and Sewerage System Revenue Bonds, Series 2004B,
                       5.000%, 6/15/36 - FSA Insured (UB)
            1,700   New York Dorm Authority, FHA Insured Mortgage Hospital           8/16 at 100.00          BBB         1,662,923
                       Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35
            3,000   New York State Tobacco Settlement Financing Corporation,         6/11 at 100.00          AA-         3,141,330
                       Tobacco Settlement Asset-Backed and State Contingency
                       Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16
              870   Triborough Bridge and Tunnel Authority, New York, Convention       No Opt. Call          AA-           884,338
                       Center Bonds, Series 1990E, 7.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
           10,270   Total New York                                                                                      10,572,444
-----------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 0.5%
            1,155   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/11 at 101.00          AA-         1,170,131
                       Healthcare System Revenue Bonds, Carolinas Healthcare
                       System, Series 2001A, 5.000%, 1/15/31
-----------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 2.1%
                    Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2:
            1,865      5.375%, 6/01/24                                               6/17 at 100.00          BBB         1,814,160
               50      5.125%, 6/01/24                                               6/17 at 100.00          BBB            47,402
              680      5.875%, 6/01/30                                               6/17 at 100.00          BBB           649,808
              775      5.750%, 6/01/34                                               6/17 at 100.00          BBB           726,508
            2,180      5.875%, 6/01/47                                               6/17 at 100.00          BBB         1,773,430
-----------------------------------------------------------------------------------------------------------------------------------
            5,550   Total Ohio                                                                                           5,011,308
-----------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 1.5%
            1,000   Norman Regional Hospital Authority, Oklahoma, Hospital           9/16 at 100.00         BBB-           808,310
                       Revenue Bonds, Series 2005, 5.375%, 9/01/36
            3,000   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00            A         2,861,220
                       John Health System, Series 2007, 5.000%, 2/15/42
-----------------------------------------------------------------------------------------------------------------------------------
            4,000   Total Oklahoma                                                                                       3,669,530
-----------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 1.9%
            1,000   Philadelphia Authority for Industrial Development,               7/11 at 101.00           A+         1,033,890
                       Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                       System Project, Series 2001A, 5.500%, 7/01/17 - FGIC
                       Insured (Alternative Minimum Tax)
            3,250   Philadelphia School District, Pennsylvania, General              2/12 at 100.00          AAA         3,591,185
                       Obligation Bonds, Series 2002A, 5.500%, 2/01/31
                       (Pre-refunded 2/01/12) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
            4,250   Total Pennsylvania                                                                                   4,625,075
-----------------------------------------------------------------------------------------------------------------------------------
                    PUERTO RICO - 1.4%
            1,035   Puerto Rico Housing Finance Authority, Capital Fund Program     12/13 at 100.00          AA+         1,090,424
                       Revenue Bonds, Series 2003, 5.000%, 12/01/20
            1,965   Puerto Rico Housing Finance Authority, Capital Fund Program     12/12 at 100.00          AAA         2,239,452
                       Revenue Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded
                       12/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
            3,000   Total Puerto Rico                                                                                    3,329,876
-----------------------------------------------------------------------------------------------------------------------------------
                    RHODE ISLAND - 2.4%
            5,835   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00          BBB         5,786,160
                       Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                       6.250%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 5.6%
              700   Dorchester County School District 2, South Carolina,            12/14 at 100.00          AA-           754,243
                       Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                       5.250%, 12/01/20
              620   Florence, South Carolina, Water and Sewerage Revenue Bonds,      3/10 at 101.00           A+           636,951
                       Series 2000, 5.750%, 3/01/20 - AMBAC Insured
            4,000   Greenville County School District, South Carolina,              12/12 at 101.00       AA (4)         4,633,520
                       Installment Purchase Revenue Bonds, Series 2002, 5.875%,
                         12/01/19 (Pre-refunded 12/01/12)
            2,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00       A+ (4)         2,947,275
                       Hospital Revenue Refunding and Improvement Bonds, Series
                       2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)

24 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA (continued)
                    Medical University Hospital Authority, South Carolina,
                    FHA-Insured Mortgage Revenue Bonds, Series 2004A:
$             500      5.250%, 8/15/20 - NPFG Insured                                8/14 at 100.00            A   $       529,705
            2,435      5.250%, 2/15/21 - NPFG Insured                                8/14 at 100.00            A         2,576,668
              845   Piedmont Municipal Power Agency, South Carolina, Electric        1/10 at 100.00            A           845,651
                       Revenue Refunding Bonds, Series 1998A, 4.750%, 1/01/25 -
                       NPFG Insured
              475   The College of Charleston, Charleston South Carolina,            4/14 at 100.00           A2           488,148
                       Academic and Administrative Revenue Bonds, Series 2004B,
                       5.125%, 4/01/30 - SYNCORA GTY Insured
-----------------------------------------------------------------------------------------------------------------------------------
           12,075   Total South Carolina                                                                                13,412,161
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH DAKOTA - 0.4%
            1,000   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00          AA-         1,010,170
                       Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                       5.250%, 11/01/34
-----------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 12.2%
            4,000   Brazos River Harbor Navigation District, Brazoria County,        5/12 at 101.00         BBB-         3,902,800
                       Texas, Environmental Facilities Revenue Bonds, Dow
                       Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33
                       (Mandatory put 5/15/17) (Alternative Minimum Tax)
            1,500   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00            A         1,348,365
                       Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                       5.000%, 1/01/45 - FGIC Insured
            1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/11 at 100.00          AAA         1,090,620
                       Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded
                       12/01/11) - AMBAC Insured
            2,500   Harris County Health Facilities Development Corporation,           No Opt. Call        A (4)         2,944,450
                       Texas, Hospital Revenue Bonds, Texas Children's Hospital,
                       Series 1995, 5.500%, 10/01/16 - MBIA Insured (ETM)
            3,000   Harris County Health Facilities Development Corporation,        11/13 at 100.00           AA         3,070,500
                       Texas, Thermal Utility Revenue Bonds, TECO Project, Series
                       2003, 5.000%, 11/15/30 - NPFG Insured
            6,610   Harris County-Houston Sports Authority, Texas, Junior Lien       11/31 at 53.78            A           668,734
                       Revenue Bonds, Series 2001H, 0.000%, 11/15/41 - NPFG
                       Insured
            2,000   Houston, Texas, Subordinate Lien Airport System Revenue          7/12 at 100.00          AAA         2,077,700
                       Bonds, Series 2002A, 5.625%, 7/01/20 - FSA Insured
                       (Alternative Minimum Tax)
            3,125   Katy Independent School District, Harris, Fort Bend and          2/12 at 100.00          AAA         3,425,375
                       Waller Counties, Texas, General Obligation Bonds, Series
                       2002A, 5.000%, 2/15/32 (Pre-refunded 2/15/12)
            1,400   Kerrville Health Facilities Development Corporation, Texas,        No Opt. Call         BBB-         1,285,648
                       Revenue Bonds, Sid Peterson Memorial Hospital Project,
                       Series 2005, 5.375%, 8/15/35
               90   Lewisville Independent School District, Denton County, Texas,    8/11 at 100.00          AAA            95,559
                       General Obligation Bonds, Series 2004, 5.000%, 8/15/23
              910   Lewisville Independent School District, Denton County, Texas,    8/11 at 100.00          AAA           983,756
                       General Obligation Bonds, Series 2004, 5.000%, 8/15/23
                       (Pre-refunded 8/15/11)
              335   Live Oak, Texas, General Obligation Bonds, Series 2004,          8/14 at 100.00         Baa1           355,696
                       5.250%, 8/01/20 - NPFG Insured
            4,850   Sam Rayburn Municipal Power Agency, Texas, Power Supply         10/12 at 100.00          BBB         5,034,446
                       System Revenue Refunding Bonds, Series 2002A, 5.500%,
                       10/01/17 - RAAI Insured
            1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,     5/15 at 100.00           AA         1,023,230
                       4.750%, 5/15/37 - NPFG Insured
              500   Texas Water Development Board, Senior Lien State Revolving       7/10 at 100.00          AAA           518,760
                       Fund Revenue Bonds, Series 2000A, 5.625%, 7/15/13
            1,560   Texas, General Obligation Bonds, Water Financial Assistance      8/13 at 100.00          AA+         1,563,120
                       Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                       Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
           34,380   Total Texas                                                                                         29,388,759
-----------------------------------------------------------------------------------------------------------------------------------
                    UTAH - 0.7%
            1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,      7/14 at 100.00          Aa3         1,587,440
                       Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 - AMBAC
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    VERMONT - 0.4%
              915   Vermont Housing Finance Agency, Multifamily Housing Bonds,       2/10 at 100.00          AAA           916,482
                       Series 1999C, 5.800%, 8/15/16 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    VIRGINIA - 1.1%
$           1,340   Metropolitan District of Columbia Airports Authority,           10/10 at 100.00          AA-   $     1,343,631
                       Virginia, Airport System Revenue Bonds, Series 1998B,
                       5.000%, 10/01/28 - NPFG Insured (Alternative Minimum Tax)
            1,500   Metropolitan Washington DC Airports Authority, Virginia,        10/26 at 100.00          AAA         1,079,100
                       Dulles Toll Road Revenue Bonds, Series 2009C., 0.000%,
                       10/01/41 - AGC Insured
              250   Norfolk, Virginia, Water Revenue Bonds, Series 1995, 5.750%,    12/09 at 100.00           A1           251,005
                       11/01/13 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
            3,090   Total Virginia                                                                                       2,673,736
-----------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 2.9%
            6,715   Washington State Healthcare Facilities Authority, Revenue       10/11 at 100.00           AA         7,007,706
                       Bonds, Sisters of Providence Health System, Series 2001A,
                       5.125%, 10/01/17 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 1.1%
            1,000   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00         BBB+         1,008,950
                       Revenue Bonds, Wheaton Franciscan Services Inc., Series
                       2003A, 5.500%, 8/15/18
            1,695   Wisconsin Housing and Economic Development Authority, Home       3/12 at 100.00           AA         1,741,646
                       Ownership Revenue Bonds, Series 2002G, 4.850%, 9/01/17
-----------------------------------------------------------------------------------------------------------------------------------
            2,695   Total Wisconsin                                                                                      2,750,596
-----------------------------------------------------------------------------------------------------------------------------------
$         269,355   Total Municipal Bonds (cost $241,589,010)                                                          237,327,839
=================------------------------------------------------------------------------------------------------------------------

           SHARES   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 0.0%
                    AIRLINES - 0.0%
              757   UAL Corporation, (5)                                                                           $         6,980
=================------------------------------------------------------------------------------------------------------------------
                    Total Common Stocks (cost $0)                                                                            6,980
                    ---------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $241,589,010) - 98.4%                                                      237,334,819
                    ---------------------------------------------------------------------------------------------------------------
                    Floating Rate Obligations - (0.4)%                                                                  (1,000,000)
                    ---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 2.0%                                                                 4,815,221
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $   241,150,040
                    ===============================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondhold- ers, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,825 and 592 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 1,825 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 165 UAL common stock shares on November 14, 2007. The remaining 757 shares of UAL common stock were still held by the Fund at September 30, 2009.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underling bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

26 Nuveen Investments

NXR | Nuveen Select Tax-Free Income Portfolio 3
    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS - 98.7%
                    ALABAMA - 0.3%
$             500   Marshall County Healthcare Authority, Alabama, Revenue           1/12 at 101.00           A-   $       517,585
                       Bonds, Series 2002A, 6.250%, 1/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 10.0%
            2,105   Azusa Unified School District, Los Angeles County,               7/12 at 100.00          AAA         2,289,566
                       California, General Obligation Bonds, Series 2002,
                       5.375%, 7/01/21 - FSA Insured
            1,000   California County Tobacco Securitization Agency, Tobacco        12/18 at 100.00         Baa3           711,360
                       Settlement Asset-Backed Bonds, Los Angeles County
                       Securitization Corporation, Series 2006A, 0.000%, 6/01/36
            1,000   California County Tobacco Securitization Agency, Tobacco         6/15 at 100.00          BBB           882,000
                       Settlement Asset-Backed Bonds, Sonoma County Tobacco
                       Securitization Corporation, Series 2005, 5.000%, 6/01/26
            3,350   California Department of Water Resources, Power Supply           5/12 at 101.00          Aa3         3,761,079
                       Revenue Bonds, Series 2002A, 6.000%, 5/01/14
            2,595   California Health Facilities Financing Authority, Revenue        4/16 at 100.00           A+         2,597,855
                       Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                       4/01/37
            1,000   California Statewide Community Development Authority,            8/19 at 100.00           AA         1,100,280
                       Revenue Bonds, Methodist Hospital Project, Series 2009,
                       6.750%, 2/01/38
              295   California Statewide Financing Authority, Tobacco                  No Opt. Call         Baa3           295,932
                       Settlement Asset-Backed Bonds, Pooled Tobacco
                       Securitization Program, Series 2002A, 5.625%, 5/01/29
                    Golden State Tobacco Securitization Corporation,
                    California, Enhanced Tobacco Settlement Asset-Backed
                    Bonds, Series 2007A-1:
              775      4.500%, 6/01/27                                               6/17 at 100.00          BBB           718,665
            1,250      5.000%, 6/01/33                                               6/17 at 100.00          BBB         1,086,863
            3,000   Golden State Tobacco Securitization Corporation,                 6/13 at 100.00          AAA         3,550,170
                       California, Tobacco Settlement Asset-Backed Bonds,
                       Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
            1,500   Placer Union High School District, Placer County,                  No Opt. Call          AAA           396,690
                       California, General Obligation Bonds, Series 2004C,
                       0.000%, 8/01/32 - FSA Insured
            3,940   Rancho Mirage Redevelopment Agency, California, Tax                No Opt. Call           A+           857,423
                       Allocation Bonds, Combined Whitewater and 1984 Project
                       Areas, Series 2003A, 0.000%, 4/01/35 - NPFG Insured
              250   Santa Ana Unified School District, Orange County,                8/10 at 101.00           A+           257,960
                       California, General Obligation Bonds, Series 2000,
                        5.700%, 8/01/29 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           22,060   Total California                                                                                    18,505,843
-----------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 6.9%
            1,540   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00          BBB         1,451,635
                       Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY
                       Insured
              400   Colorado Department of Transportation, Certificates of           6/14 at 100.00          AA-           414,380
                       Participation, Series 2004, 5.000%, 6/15/34 - NPFG
                       Insured
            2,265   Colorado Health Facilities Authority, Revenue Bonds,             3/12 at 100.00       AA (4)         2,493,403
                       Catholic Health Initiatives, Series 2002A, 5.500%,
                       3/01/22 (ETM)
            1,735   Colorado Health Facilities Authority, Revenue Bonds,             3/12 at 100.00       AA (4)         1,916,099
                       Catholic Health Initiatives, Series 2002A, 5.500%,
                        3/01/22 (Pre-refunded 3/01/12)
            2,065   Denver City and County, Colorado, Airport System Revenue           No Opt. Call           A+         2,288,392
                       Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                       Minimum Tax)
            3,000   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00      N/R (4)         3,360,900
                       Revenue Bonds, Convention Center Hotel, Series 2003A,
                       5.000%, 12/01/24 (Pre-refunded 12/01/13) - SYNCORA GTY
                       Insured
            2,485   E-470 Public Highway Authority, Colorado, Toll Revenue            9/20 at 63.98            A           760,137
                       Bonds, Series 2004B, 0.000%, 9/01/28 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
           13,490   Total Colorado                                                                                      12,684,946
-----------------------------------------------------------------------------------------------------------------------------------
                    CONNECTICUT - 0.1%
              250   Connecticut Health and Educational Facilities Authority,         1/10 at 100.00            A           251,090
                       Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                       6.625%, 7/01/18 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    DISTRICT OF COLUMBIA - 0.4%
$             370   District of Columbia Tobacco Settlement Corporation,             5/11 at 101.00          BBB   $       374,329
                       Tobacco Settlement Asset-Backed Bonds, Series 2001,
                       6.250%, 5/15/24
               15   District of Columbia, General Obligation Bonds, Series          11/09 at 100.00          AAA            15,066
                       1993E, 6.000%, 6/01/13 - MBIA Insured (ETM)
              235   District of Columbia, General Obligation Refunding Bonds,          No Opt. Call           A+           243,688
                       Series 1994A-1, 6.500%, 6/01/10 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
              620   Total District of Columbia                                                                             633,083
-----------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 5.5%
            1,000   Hillsborough County Industrial Development Authority,           10/16 at 100.00           A3           962,550
                       Florida, Hospital Revenue Bonds, Tampa General Hospital,
                       Series 2006, 5.250%, 10/01/41
            5,020   JEA St. John's River Power Park System, Florida, Revenue        10/11 at 100.00          Aa2         5,176,423
                       Refunding Bonds, Issue 2, Series 2002-17, 5.000%,
                       10/01/18
            4,000   JEA, Florida, Subordinate Lien Electric System Revenue          11/09 at 100.00          Aa3         4,002,520
                       Bonds, Series 2002D, 4.625%, 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------
           10,020   Total Florida                                                                                       10,141,493
-----------------------------------------------------------------------------------------------------------------------------------
                    GEORGIA - 0.1%
              265   Atlanta, Georgia, Airport Facilities Revenue Bonds, Series         No Opt. Call           A+           262,596
                       1990, 0.000%, 1/01/10 - MBIA Insured (Alternative
                       Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 18.9%
               90   Chicago Metropolitan Housing Development Corporation,            1/10 at 100.00           AA            90,167
                       Illinois, FHA-Insured Section 8 Assisted Housing
                       Development Revenue Refunding Bonds, Series 1992,
                       6.850%, 7/01/22
            1,930   Illinois Development Finance Authority, Revenue Bonds,           5/11 at 101.00          AAA         2,095,382
                       Midwestern University, Series 2001B, 5.750%, 5/15/16
                       (Pre-refunded 5/15/11)
            1,050   Illinois Finance Authority, Revenue Bonds, Loyola                7/17 at 100.00           AA         1,150,853
                       University of Chicago, Tender Option Bond Trust 1137,
                       8.932%, 7/01/46 (IF)
            2,185   Illinois Finance Authority, Revenue Bonds, YMCA of               9/15 at 100.00          Aa3         2,052,021
                       Southwest Illinois, Series 2005, 5.000%, 9/01/31 - RAAI
                       Insured
            4,440   Illinois Health Facilities Authority, Remarketed Revenue         8/11 at 103.00          Aa1         4,691,792
                       Bonds, University of Chicago Project, Series 1985A,
                       5.500%, 8/01/20
            1,500   Illinois Health Facilities Authority, Revenue Bonds,               No Opt. Call      N/R (4)         1,915,290
                       Evangelical Hospitals Corporation, Series 1992C, 6.250%,
                       4/15/22 (ETM)
              315   Illinois Health Facilities Authority, Revenue Bonds, Holy       11/09 at 100.00            A           315,082
                       Family Medical Center, Series 1997, 5.125%, 8/15/17 -
                       NPFG Insured
            2,225   Illinois Health Facilities Authority, Revenue Refunding          1/13 at 100.00         Baa1         2,308,015
                       Bonds, Elmhurst Memorial Healthcare, Series 2002,
                       6.250%, 1/01/17
              335   Illinois Health Facilities Authority, Revenue Refunding         11/09 at 100.00          N/R           329,010
                       Bonds, Rockford Health System, Series 1997, 5.000%,
                       8/15/21 - AMBAC Insured
            2,500   Illinois Housing Development Authority, Homeowner Mortgage       2/16 at 100.00           AA         2,509,925
                       Revenue Bonds, Series 2006C2, 5.050%, 8/01/27
                       (Alternative Minimum Tax)
            5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,            6/13 at 100.00          AAA         6,193,050
                       5.000%, 6/15/22
            2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%,        11/09 at 100.00          AAA         2,007,420
                       6/15/17
            1,000   Kankakee & Will Counties Community Unit School District 5,         No Opt. Call          Aa3           559,520
                       Illinois, General Obligation Bonds, Series 2006, 0.000%,
                       5/01/23 - FSA Insured
            6,000   Metropolitan Pier and Exposition Authority, Illinois,            6/12 at 101.00          AAA         6,327,717
                       Revenue Refunding Bonds, McCormick Place Expansion
                       Project, Series 2002B, 5.000%, 6/15/21 - NPFG Insured
            1,300   Schaumburg, Illinois, General Obligation Bonds, Series          12/14 at 100.00          AA+         1,370,785
                       2004B, 5.250%, 12/01/34 - FGIC Insured
            1,000   Yorkville, Illinois, General Obligation Debt Certificates,      12/11 at 100.00     BBB- (4)         1,093,220
                       Series 2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) -
                       RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
           33,570   Total Illinois                                                                                      35,009,249
-----------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 6.2%
            1,000   Franklin Community Multi-School Building Corporation,            7/14 at 100.00        A (4)         1,156,700
                       Marion County, Indiana, First Mortgage Revenue Bonds,
                       Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) -
                       FGIC Insured

28 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    INDIANA (continued)
$           3,500   Indiana Health Facility Financing Authority, Hospital            9/11 at 100.00          BBB   $     3,133,130
                       Revenue Bonds, Methodist Hospitals Inc., Series 2001,
                       5.375%, 9/15/22
            2,210   Indiana Health Facility Financing Authority, Hospital              No Opt. Call          AAA         2,554,318
                       Revenue Refunding Bonds, Columbus Regional Hospital,
                       Series 1993, 7.000%, 8/15/15 - FSA Insured
            2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,        7/12 at 100.00          AAA         2,231,060
                       Waterworks Project, Series 2002A, 5.250%, 7/01/33
                       (Pre-refunded 7/01/12) - MBIA Insured
            2,295   Shelbyville Central Renovation School Building Corporation,      7/15 at 100.00          AA+         2,373,168
                       Indiana, First Mortgage Bonds, Series 2005, 4.375%,
                       7/15/25 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
           11,005   Total Indiana                                                                                       11,448,376
-----------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 5.4%
            2,745   Iowa Finance Authority, Health Facility Revenue Bonds, Care      7/16 at 100.00          BB+         2,299,788
                       Initiatives Project, Series 2006A, 5.000%, 7/01/20
              750   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00          BBB           683,760
                       Revenue Bonds, Series 2005B, 5.600%, 6/01/34
                    Iowa Tobacco Settlement Authority, Tobacco Settlement
                    Asset-Backed Revenue Bonds, Series 2001B:
            3,695      5.300%, 6/01/25 (Pre-refunded 6/01/11)                        6/11 at 101.00          AAA         3,959,303
            2,850      5.600%, 6/01/35 (Pre-refunded 6/01/11)                        6/11 at 101.00          AAA         3,080,309
-----------------------------------------------------------------------------------------------------------------------------------
           10,040   Total Iowa                                                                                          10,023,160
-----------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 1.1%
                    Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial
                    Hospital, Series 2006:
            1,425      5.125%, 7/01/26                                               7/16 at 100.00           A3         1,445,591
              700      4.875%, 7/01/36                                               7/16 at 100.00           A3           647,318
-----------------------------------------------------------------------------------------------------------------------------------
            2,125   Total Kansas                                                                                         2,092,909
-----------------------------------------------------------------------------------------------------------------------------------
                    MAINE - 0.1%
              120   Maine Health and Higher Educational Facilities Authority,        7/11 at 100.00          Aaa           121,674
                       Revenue Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 0.8%
            1,000   Massachusetts Development Finance Agency, Resource Recovery     12/09 at 101.00          BBB           948,200
                       Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                       5.200%, 12/01/13 (Alternative Minimum Tax)
               15   Massachusetts Health and Educational Facilities Authority,       7/11 at 101.00           AA            16,163
                       Revenue Bonds, Partners HealthCare System Inc., Series
                       2001C, 6.000%, 7/01/17
              485   Massachusetts Health and Educational Facilities Authority,       7/11 at 101.00          AAA           534,984
                       Revenue Bonds, Partners HealthCare System Inc., Series
                       2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
            1,500   Total Massachusetts                                                                                  1,499,347
-----------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 2.6%
            1,500   Detroit, Michigan, Sewer Disposal System Revenue Bonds,          7/16 at 100.00            A         1,414,425
                       Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured
            2,900   Michigan State Hospital Finance Authority, Hospital Revenue     12/12 at 100.00           AA         2,959,392
                       Refunding Bonds, Trinity Health Credit Group, Series
                       2002C, 5.375%, 12/01/30
              235   Michigan State Hospital Finance Authority, Revenue               2/10 at 100.00          BB-           214,264
                       Refunding Bonds, Detroit Medical Center Obligated Group,
                       Series 1993A, 6.500%, 8/15/18
              250   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00           A1           296,773
                       Revenue Bonds, William Beaumont Hospital, Refunding
                       Series 2009V, 8.250%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
            4,885   Total Michigan                                                                                       4,884,854
-----------------------------------------------------------------------------------------------------------------------------------
                    MISSISSIPPI - 0.4%
              725   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00           AA           755,088
                       Revenue Bonds, Baptist Memorial Healthcare, Series
                       2004B-1, 5.000%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                    NEBRASKA - 1.9%
            3,500   Nebraska Public Power District, General Revenue Bonds,           1/13 at 100.00           A1         3,584,070
                       Series 2002B, 5.000%, 1/01/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 3.1%
$           4,095   Director of Nevada State Department of Business and              1/10 at 100.00         Caa2   $       830,835
                       Industry, Revenue Bonds, Las Vegas Monorail Project,
                       First Tier, Series 2000, 5.375%, 1/01/40 - AMBAC Insured
            1,680   Reno, Nevada, Capital Improvement Revenue Bonds, Series          6/12 at 100.00            A         1,704,343
                       2002, 5.500%, 6/01/22 - FGIC Insured
            2,830   Reno, Nevada, Capital Improvement Revenue Bonds, Series          6/12 at 100.00     Baa1 (4)         3,160,770
                       2002, 5.500%, 6/01/22 (Pre-refunded 6/01/12) - FGIC
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            8,605   Total Nevada                                                                                         5,695,948
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 0.3%
              480   New Hampshire Housing Finance Authority, Single Family           5/11 at 100.00          Aa2           486,902
                       Mortgage Acquisition Bonds, Series 2001A, 5.600%,
                       7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW JERSEY - 1.5%
                    Tobacco Settlement Financing Corporation, New Jersey,
                    Tobacco Settlement Asset-Backed Bonds, Series 2003:
            1,000      6.750%, 6/01/39 (Pre-refunded 6/01/13)                        6/13 at 100.00          AAA         1,191,280
            1,355      6.250%, 6/01/43 (Pre-refunded 6/01/13)                        6/13 at 100.00          AAA         1,590,025
-----------------------------------------------------------------------------------------------------------------------------------
            2,355   Total New Jersey                                                                                     2,781,305
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 2.8%
            1,000   New Mexico Mortgage Finance Authority, Multifamily Housing       9/17 at 100.00          AAA           998,400
                       Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                       (Alternative Minimum Tax)
            4,000   University of New Mexico, FHA-Insured Mortgage Hospital          7/14 at 100.00          AAA         4,082,680
                       Revenue Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
            5,000   Total New Mexico                                                                                     5,081,080
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 3.2%
              420   Dormitory Authority of the State of New York, Second               No Opt. Call           A1           440,315
                       General Resolution Consolidated Revenue Bonds, City
                       University System, Series 1990C, 7.500%, 7/01/10
            2,335   Long Island Power Authority, New York, Electric System           9/11 at 100.00          AAA         2,547,041
                       General Revenue Bonds, Series 2001A, 5.375%, 9/01/21
                       (Pre-refunded 9/01/11)
               35   New York City, New York, General Obligation Bonds, Series       11/09 at 100.00           AA            35,177
                       1991B, 7.000%, 2/01/18
            1,000   New York Dorm Authority, FHA Insured Mortgage Hospital           8/16 at 100.00          BBB           978,190
                       Revenue Bonds, Kaleida Health, Series 2006, 4.700%,
                       2/15/35
            1,850   New York State Tobacco Settlement Financing Corporation,         6/10 at 100.00          AA-         1,888,795
                       Tobacco Settlement Asset-Backed and State Contingency
                       Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15
-----------------------------------------------------------------------------------------------------------------------------------
            5,640   Total New York                                                                                       5,889,518
-----------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 4.2%
            5,000   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00            A         5,312,400
                       Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - NPFG
                       Insured
            2,345   Piedmont Triad Airport Authority, North Carolina, Airport        7/11 at 101.00          AAA         2,522,962
                       Revenue Bonds, Series 2001A, 5.250%, 7/01/16 - FSA
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            7,345   Total North Carolina                                                                                 7,835,362
-----------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 1.2%
                    Buckeye Tobacco Settlement Financing Authority, Ohio,
                    Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                    Lien, Series 2007A-2:
            1,355      5.375%, 6/01/24                                               6/17 at 100.00          BBB         1,318,063
            1,000      6.000%, 6/01/42                                               6/17 at 100.00          BBB           845,380
-----------------------------------------------------------------------------------------------------------------------------------
            2,355   Total Ohio                                                                                           2,163,443
-----------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 1.6%
            3,000   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00            A         3,029,160
                       John Health System, Series 2004, 5.000%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 2.4%
            2,435   Dauphin County Industrial Development Authority,                   No Opt. Call           A-         2,800,469
                       Pennsylvania, Water Development Revenue Refunding Bonds,
                       Dauphin Consolidated Water Supply Company, Series 1992B,
                       6.700%, 6/01/17

30 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA (continued)
$             500   Pennsylvania Higher Educational Facilities Authority,            7/13 at 100.00         BBB+   $       505,070
                       Revenue Bonds, Widener University, Series 2003, 5.250%,
                       7/15/24
            1,000   Philadelphia Authority for Industrial Development,               7/11 at 101.00           A+         1,033,890
                       Pennsylvania, Airport Revenue Bonds, Philadelphia
                       Airport System Project, Series 2001A, 5.500%, 7/01/17 -
                       FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            3,935   Total Pennsylvania                                                                                   4,339,429
-----------------------------------------------------------------------------------------------------------------------------------
                    PUERTO RICO - 0.6%
            1,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/19 at 100.00           A+         1,102,200
                       Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                       8/01/42
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 3.2%
            1,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00       A+ (4)         1,768,365
                       Hospital Revenue Refunding and Improvement Bonds, Series
                       2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)
            1,500   Medical University Hospital Authority, South Carolina,           8/14 at 100.00            A         1,589,115
                       FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                       5.250%, 8/15/20 - NPFG Insured
              520   South Carolina JOBS Economic Development Authority,             11/12 at 100.00       A3 (4)           590,959
                       Economic Development Revenue Bonds, Bon Secours Health
                       System Inc., Series 2002A, 5.625%, 11/15/30
                       (Pre-refunded 11/15/12)
            1,980   South Carolina JOBS Economic Development Authority,             11/12 at 100.00           A-         2,010,116
                       Economic Development Revenue Bonds, Bon Secours Health
                       System Inc., Series 2002B, 5.625%, 11/15/30
-----------------------------------------------------------------------------------------------------------------------------------
            5,500   Total South Carolina                                                                                 5,958,555
-----------------------------------------------------------------------------------------------------------------------------------
                    SOUTH DAKOTA - 1.1%
            1,010   South Dakota Health and Educational Facilities Authority,        7/12 at 101.00           A+         1,011,394
                       Revenue Bonds, Avera Health, Series 2002, 5.125%,
                       7/01/27 - AMBAC Insured
            1,000   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00          AA-         1,010,170
                       Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                       5.250%, 11/01/34
-----------------------------------------------------------------------------------------------------------------------------------
            2,010   Total South Dakota                                                                                   2,021,564
-----------------------------------------------------------------------------------------------------------------------------------
                    TENNESSEE - 1.1%
            2,000   Knox County Health, Educational and Housing Facilities           4/12 at 101.00           A1         2,086,840
                       Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                       System of East Tennessee Inc., Series 2002, 6.375%,
                       4/15/22
-----------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 10.0%
            1,500   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00            A         1,348,365
                       Williamson Counties, Toll Road Revenue Bonds, Series
                       2005, 5.000%, 1/01/45 - FGIC Insured
            2,500   Harris County Health Facilities Development Corporation,        11/13 at 100.00           AA         2,558,750
                       Texas, Thermal Utility Revenue Bonds, TECO Project,
                       Series 2003, 5.000%, 11/15/30 - NPFG Insured
            4,005   Harris County-Houston Sports Authority, Texas, Senior Lien       11/30 at 61.17            A           535,228
                       Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38
                       - NPFG Insured
            3,000   Houston, Texas, Subordinate Lien Airport System Revenue          7/12 at 100.00          AAA         3,304,380
                       Bonds, Series 2002B, 5.500%, 7/01/18 - FSA Insured
            3,125   Katy Independent School District, Harris, Fort Bend and          2/12 at 100.00          AAA         3,425,375
                       Waller Counties, Texas, General Obligation Bonds, Series
                       2002A, 5.000%, 2/15/32 (Pre-refunded 2/15/12)
            4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply         10/12 at 100.00          BBB         4,930,643
                       System Revenue Refunding Bonds, Series 2002A, 5.500%,
                       10/01/17 - RAAI Insured
            1,750   Texas, General Obligation Bonds, Water Financial Assistance      8/13 at 100.00          AA+         1,753,500
                       Program, Series 2003A, 5.125%, 8/01/42 (Alternative
                       Minimum Tax)
              500   Victoria, Texas, General Obligation Bonds, Series 2001,          8/11 at 100.00           AA           528,025
                       5.000%, 8/15/23 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           21,130   Total Texas                                                                                         18,384,266
-----------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 0.3%
              510   Port of Seattle, Washington, Revenue Bonds, Series 2001A,       10/11 at 100.00          Aa2           517,171
                       5.000%, 4/01/31 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 1.4%
$           2,500   Wisconsin, General Obligation Refunding Bonds, Series           11/13 at 100.00           AA   $     2,647,400
                       2003-3, 5.000%, 11/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$         188,040   Total Municipal Bonds (cost $176,568,445)                                                          182,435,506
=================------------------------------------------------------------------------------------------------------------------

           SHARES   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 0.0%
                    AIRLINES - 0.0%
              220   UAL Corporation, (5)                                                                           $         2,028
=================------------------------------------------------------------------------------------------------------------------
                    Total Common Stocks (cost $0)                                                                            2,028
                    ---------------------------------------------------------------------------------------------------------------
                    Total Long-Term Investments (cost $176,568,445) - 98.7%                                            182,437,534
                    ===============================================================================================================

        PRINCIPAL
     AMOUNT (000)   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 0.2%
$             407   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                                   $       407,041
=================------------------------------------------------------------------------------------------------------------------
                    Total Short-Term Investments (cost $407,041)                                                           407,041
                    ---------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $176,975,486) - 98.9%                                                      182,844,575
                    ---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.1%                                                                 1,994,222
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $   184,838,797
                    ===============================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 532 and 172 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 532 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 48 UAL common stock shares on November 14, 2007. The remaining 220 shares of UAL common stock were still held by the Fund at September 30, 2009.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NXC | Nuveen California Select Tax-Free Income Portfolio
    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES - 4.5%
$             170   California County Tobacco Securitization Agency, Tobacco         6/15 at 100.00          BBB   $       159,478
                       Settlement Asset-Backed Bonds, Sonoma County Tobacco
                       Securitization Corporation, Series 2005, 4.250%, 6/01/21
            1,170   California County Tobacco Securitization Agency, Tobacco         6/12 at 100.00          BBB         1,170,445
                       Settlement Asset-Backed Revenue Bonds, Fresno County
                       Tobacco Funding Corporation, Series 2002, 5.625%,
                       6/01/23
            4,045   Golden State Tobacco Securitization Corporation,                 6/22 at 100.00          BBB         2,749,953
                       California, Enhanced Tobacco Settlement Asset-Backed
                       Bonds, Series 2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
            5,385   Total Consumer Staples                                                                               4,079,876
-----------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 9.5%
            3,000   California Educational Facilities Authority, Revenue             4/18 at 100.00          Aa3         3,321,120
                       Bonds, Santa Clara University, Series 2008A, 5.625%,
                       4/01/37
               45   California Educational Facilities Authority, Revenue            10/15 at 100.00           A3            44,675
                       Bonds, University of Redlands, Series 2005A, 5.000%,
                       10/01/35
            1,000   California Educational Facilities Authority, Revenue            10/12 at 100.00           A2         1,026,380
                       Bonds, University of San Diego, Series 2002A, 5.500%,
                       10/01/32
                    California Educational Facilities Authority, Revenue
                    Bonds, University of the Pacific, Series 2006:
               35      5.000%, 11/01/21                                             11/15 at 100.00           A2            36,474
               45      5.000%, 11/01/25                                             11/15 at 100.00           A2            46,016
            3,000   California Infrastructure Economic Development Bank,            10/11 at 101.00           A-         3,108,810
                       Revenue Bonds, J. David Gladstone Institutes, Series
                       2001, 5.500%, 10/01/19
            1,000   Long Beach Bond Financing Authority, California, Lease          11/11 at 101.00          BBB           959,340
                       Revenue Refunding Bonds, Long Beach Aquarium of the
                       South Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC
                       Insured
-----------------------------------------------------------------------------------------------------------------------------------
            8,125   Total Education and Civic Organizations                                                              8,542,815
-----------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 12.1%
              110   California Health Facilities Financing Authority, Revenue        4/16 at 100.00           A+           110,121
                       Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                       4/01/37
            2,550   California Health Facilities Financing Authority, Revenue       11/16 at 100.00          Aa3         2,574,888
                       Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46
                       (UB)
            2,000   California Infrastructure Economic Development Bank,             8/11 at 102.00           A+         2,047,620
                       Revenue Bonds, Kaiser Hospital Assistance LLC, Series
                       2001A, 5.550%, 8/01/31
            1,500   California Statewide Community Development Authority,            6/13 at 100.00          AAA         1,624,200
                       Hospital Revenue Bonds, Monterey Peninsula Hospital,
                       Series 2003B, 5.250%, 6/01/18 - FSA Insured
            1,500   California Statewide Community Development Authority,           11/09 at 102.00            A         1,510,935
                       Insured Mortgage Hospital Revenue Bonds, Mission
                       Community Hospital, Series 2001, 5.375%, 11/01/26
              545   California Statewide Community Development Authority,            8/16 at 100.00           A+           558,156
                       Revenue Bonds, Kaiser Permanente System, Series 2001C,
                       5.250%, 8/01/31
            1,880   California Statewide Community Development Authority,           12/09 at 100.00         BBB+         1,880,639
                       Revenue Bonds, Los Angeles Orthopaedic Hospital
                       Foundation, Series 2000, 5.500%, 6/01/17 - AMBAC Insured
              540   Loma Linda, California, Hospital Revenue Bonds, Loma Linda      12/17 at 100.00          BBB           612,425
                       University Medical Center, Series 2008A, 8.250%,
                       12/01/38
-----------------------------------------------------------------------------------------------------------------------------------
           10,625   Total Health Care                                                                                   10,918,984
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY - 0.8%
              750   California Statewide Community Development Authority,            8/12 at 100.00         Baa1           755,805
                       Student Housing Revenue Bonds, EAH - Irvine East Campus
                       Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22
                       - ACA Insured
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 0.1%
              115   California Housing Finance Agency, Home Mortgage Revenue         2/16 at 100.00          AA-           117,379
                       Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                       (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIALS - 1.7%
            1,015   California Pollution Control Financing Authority, Solid            No Opt. Call          BBB         1,024,998
                       Waste Disposal Revenue Bonds, Republic Services Inc.,
                       Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                       (Alternative Minimum Tax)

                                                           Nuveen Investments 33

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIALS (continued)
$             500   California Pollution Control Financing Authority, Solid          1/16 at 102.00          BBB   $       479,345
                       Waste Disposal Revenue Bonds, Waste Management Inc.,
                       Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            1,515   Total Industrials                                                                                    1,504,343
-----------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM CARE - 2.6%
            1,500   ABAG Finance Authority for Non-Profit Corporations,             11/12 at 100.00            A         1,516,260
                       California, Insured Senior Living Revenue Bonds, Odd
                       Fellows Home of California, Series 2003A, 5.200%,
                       11/15/22
            1,000   California Statewide Communities Development Authority,         12/17 at 100.00          Ba1           834,110
                       Revenue Bonds, Inland Regional Center Project, Series
                       2007, 5.250%, 12/01/27
-----------------------------------------------------------------------------------------------------------------------------------
            2,500   Total Long-Term Care                                                                                 2,350,370
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 21.8%
              750   California, General Obligation Bonds, Series 2004, 5.000%,       2/14 at 100.00            A           789,218
                       2/01/23
            1,000   Fremont Unified School District, Alameda County,                 8/12 at 101.00          Aa3         1,060,410
                       California, General Obligation Bonds, Series 2002A,
                       5.000%, 8/01/21 - FGIC Insured
                    Golden West Schools Financing Authority, California,
                    General Obligation Revenue Refunding Bonds, School
                    District Program, Series 1999A:
            4,650      0.000%, 8/01/16 - NPFG Insured                                  No Opt. Call            A         3,622,583
            1,750      0.000%, 2/01/17 - NPFG Insured                                  No Opt. Call            A         1,313,550
            2,375      0.000%, 8/01/17 - NPFG Insured                                  No Opt. Call            A         1,740,780
            2,345      0.000%, 2/01/18 - NPFG Insured                                  No Opt. Call            A         1,640,937
                    Mountain View-Los Altos Union High School District, Santa
                    Clara County, California, General Obligation Capital
                    Appreciation Bonds, Series 1995C:
            1,015      0.000%, 5/01/17 - NPFG Insured                                  No Opt. Call          Aa2           752,937
            1,080      0.000%, 5/01/18 - NPFG Insured                                  No Opt. Call          Aa2           745,999
              100   Roseville Joint Union High School District, Placer County,       8/15 at 100.00          AA-           106,169
                       California, General Obligation Bonds, Series 2006B,
                       5.000%, 8/01/27 - FGIC Insured
            3,220   Sacramento City Unified School District, Sacramento              7/15 at 100.00          Aa3         3,390,596
                       County, California, General Obligation Bonds, Series
                       2005, 5.000%, 7/01/27 - NPFG Insured
            1,500   San Diego Unified School District, San Diego County,             7/13 at 101.00          AAA         1,697,445
                       California, General Obligation Bonds, Series 2003E,
                       5.250%, 7/01/24 - FSA Insured
            2,565   Sunnyvale School District, Santa Clara County, California,       9/15 at 100.00          AAA         2,740,728
                       General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 -
                       FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
           22,350   Total Tax Obligation/General                                                                        19,601,352
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 20.2%
            1,000   Bell Community Redevelopment Agency, California, Tax            10/13 at 100.00         BBB-         1,008,720
                       Allocation Bonds, Bell Project Area, Series 2003,
                       5.625%, 10/01/33 - RAAI Insured
            3,500   California State Public Works Board, Lease Revenue Bonds,          No Opt. Call            A         3,822,698
                       Department of Corrections, Calipatria State Prison,
                       Series 1991A, 6.500%, 9/01/17 - NPFG Insured
            1,000   California State Public Works Board, Lease Revenue Bonds,        6/14 at 100.00           A-         1,039,410
                       Department of Mental Health, Coalinga State Hospital,
                       Series 2004A, 5.500%, 6/01/23
              120   Capistrano Unified School District, Orange County,               9/15 at 100.00            A           119,248
                       California, Special Tax Bonds, Community Facilities
                       District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
              360   Chino Redevelopment Agency, California, Merged Chino             9/16 at 101.00          BBB           332,604
                       Redevelopment Project Area Tax Allocation Bonds, Series
                       2006, 5.000%, 9/01/38 - AMBAC Insured
            1,000   Fontana Public Financing Authority, California, Tax             10/15 at 100.00            A           961,670
                       Allocation Revenue Bonds, North Fontana Redevelopment
                       Project, Series 2005A, 5.000%, 10/01/32 - AMBAC Insured
            3,150   Golden State Tobacco Securitization Corporation,                 6/15 at 100.00           A-         2,965,505
                       California, Tobacco Settlement Asset-Backed Revenue
                       Bonds, Series 2005A, 5.000%, 6/01/45 - AMBAC Insured
                    Irvine, California, Unified School District, Community
                    Facilities District Special Tax Bonds, Series 2006A:
               55      5.000%, 9/01/26                                               9/16 at 100.00          N/R            49,364
              130      5.125%, 9/01/36                                               9/16 at 100.00          N/R           111,056
              215   Los Angeles Community Redevelopment Agency, California,          9/15 at 100.00           A2           199,165
                       Lease Revenue Bonds, Manchester Social Services
                       Project, Series 2005, 5.000%, 9/01/37 - AMBAC Insured

34 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED (continued)
$           1,300   Orange County, California, Special Tax Bonds, Community          8/12 at 101.00          N/R   $     1,204,957
                       Facilities District 03-1 of Ladera Ranch, Series 2004A,
                       5.625%, 8/15/34
              105   Rialto Redevelopment Agency, California, Tax Allocation          9/15 at 100.00           A-            97,926
                       Bonds, Merged Project Area, Series 2005A, 5.000%,
                       9/01/35 - SYNCORA GTY Insured
              130   Roseville, California, Certificates of Participation,            8/13 at 100.00          AA-           130,621
                       Public Facilities, Series 2003A, 5.000%, 8/01/25 -
                       AMBAC Insured
              605   Sacramento City Financing Authority, California, Lease             No Opt. Call            A           650,066
                       Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20
                       - NPFG Insured
            3,000   San Mateo County Transit District, California, Sales Tax         6/15 at 100.00           AA         3,276,360
                       Revenue Bonds, Series 2005A, 5.000%, 6/01/21 - NPFG
                       Insured
              225   San Mateo Union High School District, San Mateo County,         12/17 at 100.00          N/R           211,536
                       California, Certificates of Participation, Phase 1,
                       Series 2007A, 5.000%, 12/15/30 - AMBAC Insured
            1,000   Santa Clara County Board of Education, California,               4/12 at 101.00            A         1,022,210
                       Certificates of Participation, Series 2002, 5.000%,
                       4/01/25 - NPFG Insured
            1,000   Travis Unified School District, Solano County, California,       9/16 at 100.00          N/R           960,240
                       Certificates of Participation, Series 2006, 5.000%,
                       9/01/26 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           17,895   Total Tax Obligation/Limited                                                                        18,163,356
-----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 5.6%
            1,150   Foothill/Eastern Transportation Corridor Agency,                 1/10 at 100.00         BBB-         1,023,144
                       California, Toll Road Revenue Bonds, Series 1995A,
                       5.000%, 1/01/35
            3,500   Los Angeles Harbors Department, California, Revenue              8/11 at 100.00           AA         3,606,190
                       Refunding Bonds, Series 2001B, 5.500%, 8/01/17 - AMBAC
                       Insured (Alternative Minimum Tax)
              445   San Francisco Airports Commission, California, Revenue           5/11 at 100.00           A1           442,717
                       Bonds, San Francisco International Airport, Second
                       Series 1999, Issue 23A, 5.000%, 5/01/30 - FGIC Insured
                       (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            5,095   Total Transportation                                                                                 5,072,051
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 13.1% (4)
              400   Beverly Hills Unified School District, Los Angeles County,       8/12 at 100.00       AA (4)           445,756
                       California, General Obligation Bonds, Series 2002A,
                       5.000%, 8/01/26 (Pre-refunded 8/01/12)
                    California Department of Water Resources, Power Supply
                    Revenue Bonds, Series 2002A:
            1,750      5.750%, 5/01/17 (Pre-refunded 5/01/12)                        5/12 at 101.00          Aaa         1,981,053
            2,000      5.125%, 5/01/19 (Pre-refunded 5/01/12)                        5/12 at 101.00          Aaa         2,232,200
            2,600   California Educational Facilities Authority, Revenue            11/11 at 100.00       A2 (4)         2,842,164
                       Bonds, University of the Pacific, Series 2002, 5.250%,
                       11/01/21 (Pre-refunded 11/01/11)
              800   California, General Obligation Bonds, Series 2004, 5.125%,       2/14 at 100.00          AAA           921,144
                        2/01/27 (Pre-refunded 2/01/14)
            2,000   North Orange County Community College District,                  8/12 at 101.00       AA (4)         2,236,880
                       California, General Obligation Bonds, Series 2002A,
                       5.000%, 8/01/22 (Pre-refunded 8/01/12) - MBIA Insured
            1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,       11/12 at 100.00       A1 (4)         1,130,070
                       5.250%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
           10,550   Total U.S. Guaranteed                                                                               11,789,267
-----------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 5.8%
              645   Long Beach Bond Finance Authority, California, Natural Gas         No Opt. Call            A           686,280
                       Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
              200   Los Angeles Department of Water and Power, California,           7/13 at 100.00          AA-           218,698
                       Power System Revenue Bonds, Series 2003A-2, 5.000%,
                       7/01/21 - NPFG Insured
            7,600   Merced Irrigation District, California, Certificates of           9/16 at 64.56            A         3,250,520
                       Participation, Water and Hydroelectric System Projects,
                       Series 2008A, 0.000%, 9/01/23
              215   Merced Irrigation District, California, Electric System          9/15 at 100.00          N/R           196,368
                       Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA
                       GTY Insured
              780   Turlock Irrigation District, California, Revenue Refunding         No Opt. Call           A1           815,763
                       Bonds, Series 1992A, 6.250%, 1/01/12 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
            9,440   Total Utilities                                                                                      5,167,629
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 2.5%
$             150   Healdsburg Public Financing Authority, California,               4/16 at 100.00          AA-   $       152,328
                       Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36
                       - NPFG Insured
              250   Sacramento County Sanitation District Financing Authority,       6/16 at 100.00           AA           263,448
                       California, Revenue Bonds, Series 2006, 5.000%,
                       12/01/31 - FGIC Insured
              825   South Feather Water and Power Agency, California, Water          4/13 at 100.00            A           829,826
                       Revenue Certificates of Participation, Solar
                       Photovoltaic Project, Series 2003, 5.375%, 4/01/24
            1,000   Woodbridge Irrigation District, California, Certificates         7/13 at 100.00           A+           991,680
                       of Participation, Water Systems Project, Series 2003,
                       5.625%, 7/01/43
-----------------------------------------------------------------------------------------------------------------------------------
            2,225   Total Water and Sewer                                                                                2,237,282
-----------------------------------------------------------------------------------------------------------------------------------
$          96,570   Total Long-Term Investments (cost $86,824,663) - 100.3%                                             90,300,509
=================------------------------------------------------------------------------------------------------------------------

        PRINCIPAL
     AMOUNT (000)   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 0.5%
$             409   State Street Bank Euro Dollar Time Deposit, 0.010%,                                            $       409,123
                       10/01/09
=================-----------------------------------------------------------------------------------------------------------------
                    Total Short-Term Investments (cost $409,123)                                                           409,123
                    --------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $87,233,786) - 100.8%                                                       90,709,632
                    --------------------------------------------------------------------------------------------------------------
                    Floating Rate Obligations - (1.7)%                                                                  (1,540,000)
                    --------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.9%                                                                   791,603
                    --------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $    89,961,235
                    ==============================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(UB) Underling bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

36 Nuveen Investments

NXN | Nuveen New York Select Tax-Free Income Portfolio
    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY - 0.1%
$             100   New York City Industrial Development Agency, New York,           9/15 at 100.00          BB+   $        69,538
                       Liberty Revenue Bonds, IAC/InterActiveCorp, Series
                       2005, 5.000%, 9/01/35
-----------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES - 1.6%
                    TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
                    2006:
              390      4.750%, 6/01/22                                               6/16 at 100.00          BBB           390,858
              540      5.000%, 6/01/26                                               6/16 at 100.00          BBB           510,737
-----------------------------------------------------------------------------------------------------------------------------------
              930   Total Consumer Staples                                                                                 901,595
-----------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 10.0%
              100   Albany Industrial Development Agency, New York, Revenue          7/17 at 100.00          BBB            93,814
                       Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31
               50   Albany Industrial Development Agency, New York, Revenue          4/17 at 100.00          N/R            39,699
                       Bonds, Brighter Choice Charter Schools, Series 2007A,
                       5.000%, 4/01/37
            1,700   Amherst Industrial Development Agency, New York, Revenue         8/12 at 101.00          N/R         1,757,375
                       Bonds, UBF Faculty/Student Housing Corporation,
                       University of Buffalo Creekside Project, Series 2002A,
                       5.000%, 8/01/22 - AMBAC Insured
               30   Cattaraugus County Industrial Development Agency, New            5/16 at 100.00         BBB-            26,954
                       York, Revenue Bonds, St. Bonaventure University, Series
                       2006, 5.000%, 5/01/23
              430   Dormitory Authority of the State of New York, General            7/17 at 100.00         BBB-           398,460
                       Revenue Bonds, Manhattan College, Series 2007A, 5.000%,
                       7/01/41 - RAAI Insured
              785   Dormitory Authority of the State of New York, Insured            7/12 at 100.00          BBB           803,887
                       Revenue Bonds, Iona College, Series 2002, 5.000%,
                       7/01/22 - SYNCORA GTY Insured
               50   Dormitory Authority of the State of New York, Lease              7/15 at 100.00          AA-            51,175
                       Revenue Bonds, State University Dormitory Facilities,
                       Series 2004A, 5.000%, 7/01/29 - NPFG Insured
              110   Dormitory Authority of the State of New York, Second               No Opt. Call           A1           115,235
                       General Resolution Consolidated Revenue Bonds, City
                       University System, Series 1990C, 7.500%, 7/01/10 - FGIC
                       Insured
              430   Dutchess County Industrial Development Agency, New York,         8/17 at 100.00         Baa1           370,557
                       Civic Facility Revenue Bonds, Bard College Project,
                       Series 2007-A2, 4.500%, 8/01/36
              100   Hempstead Town Industrial Development Agency, New York,         10/15 at 100.00            A           102,816
                       Revenue Bonds, Adelphi University, Civic Facility
                       Project, Series 2005, 5.000%, 10/01/35
              100   New York City Industrial Development Agency, New York,          10/14 at 100.00           A-            98,180
                       Civic Facility Revenue Bonds, St. Francis College,
                       Series 2004, 5.000%, 10/01/34
              500   New York City Industrial Development Agency, New York,           2/11 at 100.00           A-           506,530
                       Civic Facility Revenue Bonds, YMCA of Greater New York,
                       Series 2002, 5.250%, 8/01/21
              430   New York City Industrial Development Agency, New York,           1/17 at 100.00          BBB           398,597
                       PILOT Revenue Bonds, Queens Baseball Stadium Project,
                       Series 2006, 4.750%, 1/01/42 - AMBAC Insured
              590   New York City Industrial Development Authority, New York,        9/16 at 100.00         BBB-           522,433
                       PILOT Revenue Bonds, Yankee Stadium Project, Series
                       2006, 4.500%, 3/01/39 - FGIC Insured
              200   Puerto Rico Industrial, Tourist, Educational, Medical and        2/10 at 100.50         BBB-           194,342
                       Environmental Control Facilities Financing Authority,
                       Higher Education Revenue Bonds, Ana G. Mendez
                       University System, Series 1999, 5.375%, 2/01/19
               65   Seneca County Industrial Development Authority, New York,       10/17 at 100.00          BBB            58,300
                       Revenue Bonds, New York Chiropractic College, Series
                       2007, 5.000%, 10/01/27
-----------------------------------------------------------------------------------------------------------------------------------
            5,670   Total Education and Civic Organizations                                                              5,538,354
-----------------------------------------------------------------------------------------------------------------------------------
                    FINANCIALS - 0.8%
              435   Liberty Development Corporation, New York, Goldman Sachs           No Opt. Call           A1           464,850
                       Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
-----------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 13.4%
              450   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00            A           469,868
                       Mortgage Revenue Bonds, Montefiore Hospital, Series
                       2004, 5.000%, 8/01/29 - FGIC Insured

                                                           Nuveen Investments 37

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE (continued)
                    Dormitory Authority of the State of New York, Revenue
                    Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
$             110      5.375%, 7/01/20                                               7/11 at 101.00          Ba1   $       100,520
              100      5.500%, 7/01/30                                               7/11 at 101.00          Ba1            84,760
              950   Dormitory Authority of the State of New York, Revenue            7/16 at 100.00           AA           990,822
                       Bonds, Memorial Sloan Kettering Cancer Center, Series
                       2006-1, 5.000%, 7/01/35
              670   Dormitory Authority of the State of New York, Revenue            7/13 at 100.00           AA           710,227
                       Bonds, Memorial Sloan-Kettering Cancer Center, Series
                       2003-1, 5.000%, 7/01/21 - NPFG Insured
              405   Dormitory Authority of the State of New York, Revenue            8/14 at 100.00          AAA           443,200
                       Bonds, New York and Presbyterian Hospital, Series
                       2004A, 5.250%, 8/15/15 - FSA Insured
            1,680   Dormitory Authority of the State of New York, Revenue            7/11 at 101.00          N/R         1,755,818
                       Bonds, Winthrop South Nassau University Health System
                       Obligated Group, Series 2001A, 5.250%, 7/01/17 - AMBAC
                       Insured
            1,195   Dormitory Authority of the State of New York, Revenue            7/11 at 101.00         Baa1         1,221,601
                       Bonds, Winthrop South Nassau University Health System
                       Obligated Group, Series 2001B, 5.250%, 7/01/17 - AMBAC
                       Insured
              500   Dormitory Authority of the State of New York, Revenue            7/13 at 100.00         Baa1           475,080
                       Bonds, Winthrop-South Nassau University Hospital
                       Association, Series 2003A, 5.500%, 7/01/32
                    Madison County Industrial Development Agency, New York,
                    Civic Facility Revenue Bonds, Oneida Health System,
                    Series 2007A:
              100      5.250%, 2/01/27                                                 No Opt. Call         BBB-            92,078
               90      5.500%, 2/01/32                                                 No Opt. Call         BBB-            82,632
              750   New York City Health and Hospitals Corporation, New York,        2/13 at 100.00           A+           782,513
                       Health System Revenue Bonds, Series 2003A, 5.250%,
                       2/15/21 - AMBAC Insured
              240   New York City Industrial Development Agency, New York,           7/12 at 101.00          Ba2           223,634
                       Civic Facility Revenue Bonds, Staten Island University
                       Hospital, Series 2002C, 6.450%, 7/01/32
-----------------------------------------------------------------------------------------------------------------------------------
            7,240   Total Health Care                                                                                    7,432,753
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY - 2.8%
            1,000   New Hartford-Sunset Woods Funding Corporation, New York,         8/12 at 101.00          AAA         1,041,460
                       FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                       Apartments II Project, Series 2002, 5.350%, 2/01/20
              250   New York City Housing Development Corporation, New York,         5/14 at 100.00           AA           257,368
                       Multifamily Housing Revenue Bonds, Series 2004A,
                       5.250%, 11/01/30
              275   New York State Housing Finance Agency, Affordable Housing       11/17 at 100.00          Aa2           276,425
                       Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative
                       Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            1,525   Total Housing/Multifamily                                                                            1,575,253
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 8.2%
            2,000   New York State Mortgage Agency, Homeowner Mortgage Revenue      10/11 at 100.00          Aa1         2,026,860
                       Bonds, Series 101, 5.000%, 10/01/18 (Alternative
                       Minimum Tax)
            2,500   New York State Mortgage Agency, Mortgage Revenue Bonds,          4/11 at 100.00          Aaa         2,509,999
                       Thirty-First Series A, 5.300%, 10/01/31 (Alternative
                       Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            4,500   Total Housing/Single Family                                                                          4,536,859
-----------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM CARE - 11.6%
            1,845   Dormitory Authority of the State of New York, FHA-Insured        8/11 at 101.00            A         1,899,022
                       Nursing Home Mortgage Revenue Bonds, Norwegian
                       Christian Home and Health Center, Series 2001, 5.200%,
                       8/01/36 - NPFG Insured
              100   Dormitory Authority of the State of New York, Non-State         11/16 at 100.00           A1           100,946
                       Supported Debt, Ozanam Hall of Queens Nursing Home
                       Revenue Bonds, Series 2006, 5.000%, 11/01/31
               50   Dormitory Authority of the State of New York, Revenue            7/15 at 100.00          N/R            32,868
                       Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 -
                       ACA Insured
            2,000   East Rochester Housing Authority, New York, FHA-Insured          8/12 at 101.00          AAA         2,103,959
                       Mortgage Revenue Refunding Bonds, Jewish Home of
                       Rochester, Series 2002, 4.625%, 2/15/17
            1,000   East Rochester Housing Authority, New York, Revenue Bonds,      12/12 at 103.00          AAA         1,054,840
                       GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence
                       Project, Series 2002A, 5.375%, 12/20/22
              980   New York City Industrial Development Agency, New York,          11/12 at 101.00          AA+         1,000,658
                       GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor
                       House Inc., Series 2002A, 4.950%, 11/20/32

38 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM CARE (continued)
$              25   Suffolk County Industrial Development Agency, New York,          7/16 at 100.00          N/R   $        22,833
                       Civic Facility Revenue Bonds, Special Needs Facilities
                       Pooled Program, Series 2008-B1, 5.500%, 7/01/18
              275   Yonkers Industrial Development Agency, New York, Civic           7/16 at 101.00          N/R           251,166
                       Facilities Revenue Bonds, Special Needs Facilities
                       Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------------------
            6,275   Total Long-Term Care                                                                                 6,466,292
-----------------------------------------------------------------------------------------------------------------------------------
                    MATERIALS - 0.2%
               90   Jefferson County Industrial Development Agency, New York,       12/13 at 100.00          BBB            87,894
                       Solid Waste Disposal Revenue Bonds, International Paper
                       Company Project, Series 2003A, 5.200%, 12/01/20
                       (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 8.4%
                    Clarkstown, Rickland County, New York, Various Purposes
                    Serial Bonds, Series 1992:
              505      5.600%, 6/15/10 - AMBAC Insured                                 No Opt. Call          AAA           523,513
              525      5.600%, 6/15/11 - AMBAC Insured                                 No Opt. Call          AAA           567,898
              525      5.600%, 6/15/12 - AMBAC Insured                                 No Opt. Call          AAA           590,294
              300   New York City, New York, General Obligation Bonds, Fiscal        8/14 at 100.00           AA           333,831
                       Series 2004C, 5.250%, 8/15/16
              200   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00           AA           219,498
                       Series 2005J, 5.000%, 3/01/19 - FGIC Insured
            1,000   New York City, New York, General Obligation Bonds, Fiscal        6/16 at 100.00           AA         1,078,610
                       Series 2006J-1, 5.000%, 6/01/25
            1,260   New York City, New York, General Obligation Bonds, Series       12/17 at 100.00           AA         1,389,263
                       D, 5.125%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
            4,315   Total Tax Obligation/General                                                                         4,702,907
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 18.6%
              600   Battery Park City Authority, New York, Senior Revenue           11/13 at 100.00          AAA           659,868
                       Bonds, Series 2003A, 5.000%, 11/01/23
              500   Erie County Industrial Development Agency, New York, School      5/14 at 100.00          AAA           533,505
                       Facility Revenue Bonds, Buffalo City School District,
                       Series 2004, 5.750%, 5/01/26 - FSA Insured
              500   Metropolitan Transportation Authority, New York, State           7/12 at 100.00          AA-           528,960
                       Service Contract Refunding Bonds, Series 2002A, 5.500%,
                       1/01/20 - NPFG Insured
                    New York City Sales Tax Asset Receivable Corporation, New
                    York, Dedicated Revenue Bonds, Local Government
                    Assistance Corporation, Series 2004A:
              250      5.000%, 10/15/25 - NPFG Insured                              10/14 at 100.00          AAA           269,553
              200      5.000%, 10/15/26 - NPFG Insured                              10/14 at 100.00          AAA           214,852
            1,225      5.000%, 10/15/29 - AMBAC Insured                             10/14 at 100.00          AAA         1,302,543
              600   New York City Transitional Finance Authority, New York,          1/17 at 100.00          AA-           644,262
                       Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                       5.000%, 1/15/28 - FGIC Insured
              670   New York City Transitional Finance Authority, New York,          2/13 at 100.00          AAA           721,711
                       Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
                       2/01/23
              550   New York City Transitional Finance Authority, New York,         11/17 at 100.00          AAA           607,651
                       Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%,
                       11/01/27
              535   New York City Transitional Finance Authority, New York,          5/19 at 100.00          AAA           664,299
                       Future Tax Secured Bonds, Tender Option Bond Trust 3545,
                       13.321%, 5/01/38 (IF)
              775   New York State Environmental Facilities Corporation, State      12/17 at 100.00          AAA           859,615
                       Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                       12/15/26 (UB)
              250   New York State Thruway Authority, Highway and Bridge Trust       4/14 at 100.00           AA           276,123
                       Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/21
                       - NPFG Insured
              570   New York State Thruway Authority, Highway and Bridge Trust         No Opt. Call           AA           700,627
                       Fund Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC
                       Insured (UB)
              425   New York State Thruway Authority, Highway and Bridge Trust      10/17 at 100.00           AA           461,435
                       Fund Bonds, Series 2007, 5.000%, 4/01/27
                    New York State Tobacco Settlement Financing Corporation,
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003A-1:
            1,000      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00          AA-         1,070,650
              250      5.250%, 6/01/21 - AMBAC Insured                               6/13 at 100.00          AA-           266,805

                                                           Nuveen Investments 39

    | Portfolio of Investments September 30, 2009 (Unaudited)

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED (continued)
$             500   New York State Tobacco Settlement Financing Corporation,         6/13 at 100.00          AA-   $       537,535
                       Tobacco Settlement Asset-Backed and State Contingency
                       Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
               15   Triborough Bridge and Tunnel Authority, New York,                  No Opt. Call          AA-            15,247
                       Convention Center Bonds, Series 1990E, 7.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
            9,415   Total Tax Obligation/Limited                                                                        10,335,241
-----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 1.9%
              180   Albany Parking Authority, New York, Revenue Bonds, Series        7/11 at 101.00         BBB+           184,248
                       2001A, 5.625%, 7/15/25
              500   Metropolitan Transportation Authority, New York,                   No Opt. Call            A           570,720
                       Transportation Revenue Bonds, Series 2003A, 5.000%,
                       11/15/15 - FGIC Insured
              100   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00          AAA           105,403
                       Series 2005G, 5.000%, 1/01/30 - FSA Insured
              105   Port Authority of New York and New Jersey, Consolidated          6/15 at 101.00          AA-           111,993
                       Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
                       12/01/31 - SYNCORA GTY Insured
              120   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00          AAA           157,510
                       Revenue Bonds, One Hundred Forty Eighth Series 2008,
                       Trust 2920, 16.962%, 8/15/32 - FSA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
            1,005   Total Transportation                                                                                 1,129,874
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 5.4% (4)
              220   Albany Parking Authority, New York, Revenue Bonds, Series        7/11 at 101.00     BBB+ (4)           242,046
                       2001A, 5.625%, 7/15/25(Pre-refunded 7/15/11)
              985   Dormitory Authority of the State of New York, Judicial             No Opt. Call          AAA         1,188,747
                       Facilities Lease Revenue Bonds, Suffolk County Issue,
                       Series 1986, 7.375%, 7/01/16 (ETM)
              250   Dormitory Authority of the State of New York, Revenue            5/13 at 100.00          Aaa           287,563
                       Bonds, North Shore Long Island Jewish Group, Series
                       2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)
              265   Suffolk County Water Authority, New York, Water Revenue            No Opt. Call          AAA           289,918
                       Bonds, Series 1986V, 6.750%, 6/01/12 (ETM)
              925   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series         7/12 at 100.00          AAA         1,020,062
                       2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)
-----------------------------------------------------------------------------------------------------------------------------------
            2,645   Total U.S. Guaranteed                                                                                3,028,336
-----------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 3.3%
                    Long Island Power Authority, New York, Electric System
                    General Revenue Bonds, Series 2006A:
              570      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00            A           606,138
              430      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00            A           452,872
              500   New York State Energy Research and Development Authority,        3/11 at 100.00            A           505,540
                       Pollution Control Revenue Bonds, New York State Electric
                       and Gas Corporation, Series 2005A, 4.100%, 3/15/15 -
                       NPFG Insured
              250   Niagara County Industrial Development Agency, New York,         11/11 at 101.00         Baa2           246,673
                       Solid Waste Disposal Facility Revenue Bonds, American
                       Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
                       11/15/26 (Mandatory put 11/15/12) (Alternative Minimum
                       Tax)
-----------------------------------------------------------------------------------------------------------------------------------
            1,750   Total Utilities                                                                                      1,811,223
-----------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 12.2%
$           2,500   New York City Municipal Water Finance Authority, New York,       6/11 at 101.00          AAA   $     2,572,149
                       Water and Sewerage System Revenue Bonds, Fiscal Series
                       2001C, 5.125%, 6/15/33
                    New York State Environmental Facilities Corporation, State
                    Clean Water and Drinking Water Revolving Funds Revenue
                    Bonds, New York City Municipal Water Finance Authority
                    Loan, Series 2002B:
            2,000      5.250%, 6/15/19                                               6/12 at 100.00          AAA         2,133,599
            2,000      5.000%, 6/15/27                                               6/12 at 100.00          AAA         2,078,879
-----------------------------------------------------------------------------------------------------------------------------------
            6,500   Total Water and Sewer                                                                                6,784,627
-----------------------------------------------------------------------------------------------------------------------------------
$          52,395   Total Long-Term Investments (cost $52,813,322) - 98.5%                                              54,865,596
=================------------------------------------------------------------------------------------------------------------------

        PRINCIPAL
     AMOUNT (000)   DESCRIPTION (1)                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 2.2%
$           1,203   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                                   $     1,202,974
=================------------------------------------------------------------------------------------------------------------------
                    Total Short-Term Investments (cost $1,202,974)                                                       1,202,974
                    ---------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $54,016,296) - 100.7%                                                       56,068,570
                    ---------------------------------------------------------------------------------------------------------------
                    Floating Rate Obligations - (1.8)%                                                                  (1,005,000)
                    ---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.1%                                                                   589,603
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $    55,653,173
                    ===============================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underling bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 41

| Statement of
| Assets & Liabilities September 30, 2009 (Unaudited)

                                                         SELECT          SELECT          SELECT        CALIFORNIA          NEW YORK
                                                       TAX-FREE      TAX-FREE 2      TAX-FREE 3   SELECT TAX-FREE   SELECT TAX-FREE
                                                           (NXP)           (NXQ)           (NXR)             (NXC)             (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $226,267,345, $241,589,010,
   $176,975,486, $87,233,786 and $54,016,296,
   respectively)                                  $ 232,916,434   $ 237,334,819   $ 182,844,575   $    90,709,632   $    56,068,570
Cash                                                     51,261         217,063              --                --                --
Receivables:
   Interest                                           3,763,648       3,729,529       2,738,655         1,157,832           802,168
   Investments sold                                     207,050       1,999,140              --                --                --
Other assets                                             40,486          42,571          31,850            17,213            11,794
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                     236,978,879     243,323,122     185,615,080        91,884,677        56,882,532
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                    --       1,000,000              --         1,540,000         1,005,000
Payables:
   Investments purchased                                     --          89,493              --                --                --
   Common share dividends                               888,940         906,864         643,978           315,857           184,590
Accrued expenses:
   Management fees                                       45,096          55,668          43,161            21,129            13,178
   Other                                                116,789         121,057          89,144            46,456            26,591
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                  1,050,825       2,173,082         776,283         1,923,442         1,229,359
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $ 235,928,054   $ 241,150,040   $ 184,838,797   $    89,961,235   $    55,653,173
====================================================================================================================================
Shares outstanding                                   16,455,265      17,656,351      12,990,485         6,267,291         3,911,366
====================================================================================================================================
Net asset value per share outstanding             $       14.34   $       13.66   $       14.23   $         14.35   $         14.23
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                  $     164,553   $     176,564   $     129,905   $        62,673   $        39,114
Paid-in surplus                                     228,702,258     246,338,777     178,732,006        87,263,868        53,665,161
Undistributed (Over-distribution of)
   net investment income                              1,291,011         589,428          81,795            14,085           (38,605)
Accumulated net realized gain (loss) from
   investments                                         (878,857)     (1,700,538)         26,002          (855,237)          (64,771)
Net unrealized appreciation (depreciation)
   of investments                                     6,649,089      (4,254,191)      5,869,089         3,475,846         2,052,274
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $ 235,928,054   $ 241,150,040   $ 184,838,797   $    89,961,235   $    55,653,173
====================================================================================================================================
Authorized shares                                     Unlimited       Unlimited       Unlimited         Unlimited         Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

42 Nuveen Investments

| Statement of
| Operations Six Months Ended September 30, 2009 (Unaudited)

                                                        SELECT         SELECT          SELECT        CALIFORNIA          NEW YORK
                                                      TAX-FREE     TAX-FREE 2      TAX-FREE 3   SELECT TAX-FREE   SELECT TAX-FREE
                                                          (NXP)          (NXQ)           (NXR)             (NXC)             (NXN)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $  6,356,704   $  6,425,258    $  4,666,001   $     2,276,953   $     1,323,258
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                        273,928        334,245         260,682           126,599            79,476
Shareholders' servicing agent fees and expenses         12,095         11,006           9,272             3,373             2,848
Interest expense on floating rate obligations               --          4,640              --             6,412             3,477
Custodian's fees and expenses                           23,470         24,067          18,894            11,767            10,049
Trustees' fees and expenses                              3,440          3,433           2,709             1,279               813
Professional fees                                        9,031          9,260           7,786             5,678             4,927
Shareholders' reports - printing and mailing
   expenses                                             26,237         27,423          19,723             8,529             6,194
Stock exchange listing fees                              4,666          4,657           4,637             4,638             4,628
Investor relations expense                               9,452         10,056           7,141             2,921             2,072
Other expenses                                           3,617          3,698           3,129             2,053             1,673
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit             365,936        432,485         333,973           173,249           116,157
   Custodian fee credit                                    (51)           (21)            (15)              (20)              (58)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           365,885        432,464         333,958           173,229           116,099
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                5,990,819      5,992,794       4,332,043         2,103,724         1,207,159
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments               18,549        122,091          13,313             4,679            (5,963)
Change in net unrealized appreciation
   (depreciation) of investments                    13,150,820     17,896,387      10,823,929         6,986,732         3,359,944
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             13,169,369     18,018,478      10,837,242         6,991,411         3,353,981
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                     $ 19,160,188   $ 24,011,272    $ 15,169,285   $     9,095,135   $     4,561,140
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

| Statement of
| Changes in Net Assets(Unaudited)

                                         SELECT TAX-FREE (NXP)          SELECT TAX-FREE 2 (NXQ)         SELECT TAX-FREE 3 (NXR)
                                    -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS            YEAR      SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                            ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                          9/30/09         3/31/09         9/30/09         3/31/09         9/30/09         3/31/09
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income               $   5,990,819   $  11,602,037   $   5,992,794   $  11,847,246   $   4,332,043   $   8,515,545
Net realized gain (loss) from
   investments                             18,549         414,250         122,091        (157,525)         13,313          95,185
Change in net unrealized
   appreciation (depreciation)
   of investments                      13,150,820     (13,684,819)     17,896,387     (22,829,917)     10,823,929      (8,093,041)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations              19,160,188      (1,668,532)     24,011,272     (11,140,196)     15,169,285         517,689
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income             (5,665,578)    (11,226,050)     (5,876,953)    (11,736,647)     (4,168,387)     (8,327,575)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders       (5,665,578)    (11,226,050)     (5,876,953)    (11,736,647)     (4,168,387)     (8,327,575)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions          319,036         515,396         244,543         403,746         160,342         199,823
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from capital share
   transactions                           319,036         515,396         244,543         403,746         160,342         199,823
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets                              13,813,646     (12,379,186)     18,378,862     (22,473,097)     11,161,240      (7,610,063)
Net assets at the beginning of
   period                             222,114,408     234,493,594     222,771,178     245,244,275     173,677,557     181,287,620
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period     $ 235,928,054   $ 222,114,408   $ 241,150,040   $ 222,771,178   $ 184,838,797   $ 173,677,557
==================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period                $   1,291,011   $     965,770   $     589,428   $     473,587   $      81,795   $     (81,861)
==================================================================================================================================

44 Nuveen Investments

                                            CALIFORNIA SELECT TAX-FREE (NXC)    NEW YORK SELECT TAX-FREE (NXN)
                                            --------------------------------    ------------------------------
                                                SIX MONTHS              YEAR       SIX MONTHS             YEAR
                                                     ENDED             ENDED            ENDED            ENDED
                                                   9/30/09           3/31/09          9/30/09          9/30/09
---------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $    2,103,724    $    4,138,035    $   1,207,159    $   2,405,653
Net realized gain (loss) from investments            4,679          (777,009)          (5,963)         (18,617)
Change in net unrealized appreciation
   (depreciation) of investments                 6,986,732        (4,560,505)       3,359,944       (1,645,443)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                               9,095,135        (1,199,479)       4,561,140          741,593
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                      (2,087,006)       (4,172,698)      (1,196,684)      (2,392,826)
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                              (2,087,006)       (4,172,698)      (1,196,684)      (2,392,826)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions                        --           101,344           20,730           10,984
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions                      --           101,344           20,730           10,984
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets            7,008,129        (5,270,833)       3,385,186       (1,640,249)
Net assets at the beginning of period           82,953,106        88,223,939       52,267,987       53,908,236
---------------------------------------------------------------------------------------------------------------
Net assets at the end of period             $   89,961,235    $   82,953,106    $  55,653,173    $  52,267,987
===============================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of period                            $       14,085    $       (2,633)   $     (38,605)   $     (49,080)
===============================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

| Notes to
| Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3
(NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a portfolio of municipal obligations.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

46 Nuveen Investments
the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended September 30, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At September 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                           CALIFORNIA   NEW YORK
                                        SELECT       SELECT       SELECT       SELECT     SELECT
                                      TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE   TAX-FREE
                                          (NXP)        (NXQ)        (NXR)        (NXC)      (NXN)
-------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts   $     --   $       --   $       --   $       --   $     --
=================================================================================================

                                                           Nuveen Investments 47

| Notes to
| Financial Statements (Unaudited) (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended September 30, 2009, were as follows:

                                                                                       CALIFORNIA      NEW YORK
                                                  SELECT        SELECT       SELECT        SELECT        SELECT
                                                TAX-FREE    TAX-FREE 2   TAX-FREE 3      TAX-FREE      TAX-FREE
                                                    (NXP)         (NXQ)        (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $     --   $ 1,000,000   $       --   $ 1,540,000   $ 1,005,000
Average annual interest rate and fees                 --%          .93%          --%          .83%          .69%
================================================================================================================

Derivative Instruments

Each Fund is authorized to invest in derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended September 30, 2009.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

48 Nuveen Investments

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of September 30, 2009:

SELECT TAX-FREE (NXP)                   LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                 $         --   $ 232,909,159   $         --   $ 232,909,159
   Common Stock                           7,275              --             --           7,275
-----------------------------------------------------------------------------------------------
Total                              $      7,275   $ 232,909,159   $         --   $ 232,916,434
===============================================================================================

SELECT TAX-FREE 2 (NXQ)                 LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                 $         --   $ 237,327,839   $         --   $ 237,327,839
   Common Stock                           6,980              --             --           6,980
-----------------------------------------------------------------------------------------------
Total                              $      6,980   $ 237,327,839   $         --   $ 237,334,819
===============================================================================================

SELECT TAX-FREE 3 (NXR)                 LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                 $         --   $ 182,435,506   $         --   $ 182,435,506
   Common Stock                           2,028              --             --           2,028
   Short-Term Investments               407,041              --             --         407,041
-----------------------------------------------------------------------------------------------
Total                              $    409,069   $ 182,435,506   $         --   $ 182,844,575
===============================================================================================

CALIFORNIA SELECT TAX-FREE (NXC)        LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                 $         --   $  90,300,509   $         --   $  90,300,509
   Short-Term Investments               409,123              --             --         409,123
-----------------------------------------------------------------------------------------------
Total                              $    409,123   $  90,300,509   $         --   $  90,709,632
===============================================================================================

NEW YORK SELECT TAX-FREE (NXN)          LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                 $         --   $  54,865,596   $         --   $  54,865,596
   Short-Term Investments             1,202,974              --             --       1,202,974
-----------------------------------------------------------------------------------------------
Total                              $  1,202,974   $  54,865,596   $         --   $  56,068,570
===============================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended September 30, 2009.

                                                           Nuveen Investments 49

| Notes to
| Financial Statements (Unaudited) (continued)

4. FUND SHARES

The Funds did not repurchase any of their shares during the six months ended September 30, 2009 or the fiscal year ended March 31, 2009. Transactions in shares were as follows:

                                                      SELECT                        SELECT                       SELECT
                                                  TAX-FREE (NXP)                TAX-FREE 2 (NXQ)            TAX-FREE 3 (NXR)
                                          -----------------------------   ---------------------------   -------------------------
                                            SIX MONTHS                      SIX MONTHS                   SIX MONTHS
                                                 ENDED       YEAR ENDED          ENDED     YEAR ENDED         ENDED    YEAR ENDED
                                               9/30/09          3/31/09        9/30/09        3/31/09       9/30/09       3/31/09
----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions         23,208           37,396         18,916         30,367        11,771        14,590
==================================================================================================================================

                                                                               CALIFORNIA SELECT             NEW YORK SELECT
                                                                                 TAX-FREE (NXC)               TAX-FREE (NXN)
                                                                          ---------------------------   -------------------------
                                                                            SIX MONTHS                   SIX MONTHS
                                                                                 ENDED     YEAR ENDED         ENDED    YEAR ENDED
                                                                               9/30/09        3/31/09       9/30/09       3/31/09
----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                             --          7,322         1,519           797
==================================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2009, were as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                 SELECT         SELECT         SELECT        SELECT        SELECT
                                                               TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                                                   (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                 $   4,523,095   $  3,625,294   $  2,842,874   $        --   $   525,680
Sales and maturities                                          2,310,540      5,127,474      2,541,563       470,300       560,000
==================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2009, the cost of investments was as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                 SELECT         SELECT         SELECT        SELECT        SELECT
                                                               TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                                                   (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                       $ 225,932,548   $240,410,809   $176,847,322   $85,684,231   $53,004,552
==================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009, were as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                 SELECT         SELECT         SELECT        SELECT        SELECT
                                                               TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                                                   (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                           $  17,761,516   $ 12,019,357   $ 11,201,997   $ 4,810,094   $ 2,402,356
   Depreciation                                             (10,777,630)   (16,095,347)    (5,204,744)   (1,328,942)     (340,498)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                         $   6,983,886   $ (4,075,990)  $  5,997,253   $ 3,481,152   $ 2,061,858
==================================================================================================================================

50 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2009, the Funds' last tax year end, were as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                 SELECT         SELECT         SELECT        SELECT        SELECT
                                                               TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                                                   (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                      $   1,360,903   $  1,278,567   $    516,027   $   342,425   $   141,820
Undistributed net ordinary income**                             259,856             28             --            --            --
Undistributed net long-term capital gains                            --             --         12,690            --            --
==================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2009, paid on April 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended March 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                 SELECT         SELECT         SELECT        SELECT        SELECT
                                                               TAX-FREE     TAX-FREE 2     TAX-FREE 3      TAX-FREE      TAX-FREE
                                                                   (NXP)          (NXQ)          (NXR)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $ 11,223,919   $ 11,734,961   $  8,326,795   $ 4,172,291   $ 2,392,786
Distributions from net ordinary income**                             --             --             --            --            --
Distributions from net long-term capital gains                       --             --             --            --            --
==================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                         CALIFORNIA      NEW YORK
                                                                                SELECT         SELECT        SELECT        SELECT
                                                                              TAX-FREE     TAX-FREE 2      TAX-FREE      TAX-FREE
                                                                                  (NXP)          (NXQ)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Expiration:
   March 31, 2015                                                         $    907,591   $  1,369,835   $        --   $        --
   March 31, 2016                                                                   --          7,597        34,855        40,192
   March 31, 2017                                                                   --        400,800       127,842        15,314
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                     $    907,591   $  1,778,232   $   162,697   $    55,506
==================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through March 31, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                                                         CALIFORNIA      NEW YORK
                                                                                               SELECT        SELECT        SELECT
                                                                                           TAX-FREE 2      TAX-FREE      TAX-FREE
                                                                                                 (NXQ)         (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                              $     44,402   $   697,221   $     3,303
==================================================================================================================================

                                                           Nuveen Investments 51

| Notes to
| Financial Statements (Unaudited) (continued)

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                                                   SELECT TAX-FREE 2 (NXQ)
                                                                                   SELECT TAX-FREE 3 (NXR)
                                                                          CALIFORNIA SELECT TAX-FREE (NXC)
                                                SELECT TAX-FREE (NXP)       NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS (1)                     FUND-LEVEL FEE RATE                  FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                     .0500%                               .1000%
For the next $125 million                                      .0375                                .0875
For the next $250 million                                      .0250                                .0750
For the next $500 million                                      .0125                                .0625
==========================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of September 30, 2009, the complex-level fee rate was .1901%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)                           EFFECTIVE RATE AT BREAKPOINT LEVEL
----------------------------------------------------------------------------------------------------------
$55 billion                                                                                         .2000%
$56 billion                                                                                         .1996
$57 billion                                                                                         .1989
$60 billion                                                                                         .1961
$63 billion                                                                                         .1931
$66 billion                                                                                         .1900
$71 billion                                                                                         .1851
$76 billion                                                                                         .1806
$80 billion                                                                                         .1773
$91 billion                                                                                         .1691
$125 billion                                                                                        .1599
$200 billion                                                                                        .1505
$250 billion                                                                                        .1469
$300 billion                                                                                        .1445
==========================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

52 Nuveen Investments

8. NEW ACCOUNTING STANDARDS

Accounting for Transfer of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on November 2, 2009, to shareholders of record on October 15, 2009, as follows:

                                                                                                     CALIFORNIA   NEW YORK
                                                              SELECT         SELECT        SELECT        SELECT     SELECT
                                                            TAX-FREE     TAX-FREE 2    TAX-FREE 3      TAX-FREE   TAX-FREE
                                                                (NXP)          (NXQ)         (NXR)         (NXC)      (NXN)
---------------------------------------------------------------------------------------------------------------------------
Dividend per share                                      $      .0595   $      .0555   $     .0535   $     .0555   $  .0510
===========================================================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through November 25, 2009, which is the date the financial statements were issued.

                                                           Nuveen Investments 53

| Financial
| Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                     INVESTMENT OPERATIONS
                                                               ----------------------------------
                                                                                    NET
                                                   BEGINNING          NET     REALIZED/
                                                   NET ASSET   INVESTMENT    UNREALIZED
                                                       VALUE       INCOME   GAIN (LOSS)     TOTAL
--------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
--------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                            $   13.52   $      .36   $       .80   $  1.16
2009                                                   14.30          .71          (.81)     (.10)
2008                                                   14.72          .70          (.44)      .26
2007                                                   14.62          .70           .08       .78
2006                                                   14.62          .70          (.02)      .68
2005                                                   14.85          .70          (.12)      .58

SELECT TAX-FREE 2 (NXQ)
--------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                                12.63          .34          1.02      1.36
2009                                                   13.93          .67         (1.30)     (.63)
2008                                                   14.60          .66          (.69)     (.03)
2007                                                   14.44          .66           .14       .80
2006                                                   14.38          .66           .06       .72
2005                                                   14.56          .67          (.13)      .54
==================================================================================================

                                            LESS DISTRIBUTIONS
                                   -----------------------------------
                                                                             ENDING
                                           NET                                  NET        ENDING
                                    INVESTMENT     CAPITAL                    ASSET        MARKET
                                        INCOME       GAINS       TOTAL        VALUE         VALUE
--------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
--------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                            $      (.34)   $     --    $   (.34)   $   14.34    $    14.64
2009                                      (.68)         --        (.68)       13.52         13.67
2008                                      (.68)         --        (.68)       14.30         14.24
2007                                      (.68)         --        (.68)       14.72         14.85
2006                                      (.68)         --        (.68)       14.62         14.21
2005                                      (.71)       (.10)       (.81)       14.62         13.50

SELECT TAX-FREE 2 (NXQ)
--------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                   (.33)         --        (.33)       13.66         14.19
2009                                      (.67)         --        (.67)       12.63         13.14
2008                                      (.64)         --        (.64)       13.93         13.79
2007                                      (.64)         --        (.64)       14.60         14.07
2006                                      (.65)       (.01)       (.66)       14.44         13.37
2005                                      (.68)       (.04)       (.72)       14.38         13.08
==================================================================================================

54 Nuveen Investments

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                ------------------------------------------------------------------
                             TOTAL RETURNS                       RATIOS TO AVERAGE NET ASSETS***
                          -------------------               ---------------------------------------
                                     BASED ON      ENDING
                          BASED ON        NET         NET      EXPENSES     EXPENSES            NET     PORTFOLIO
                            MARKET      ASSET      ASSETS     INCLUDING    EXCLUDING     INVESTMENT      TURNOVER
                             VALUE*     VALUE*       (000)  INTEREST(a)     INTEREST         INCOME          RATE
------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                       9.77%      8.73%  $ 235,928           .32%**       .32%**        5.26%**          1%
2009                           .89       (.65)    222,114           .33          .33           5.12            11
2008                           .61       1.83     234,494           .32          .32           4.83             4
2007                          9.59       5.48     241,074           .31          .31           4.77             2
2006                         10.41       4.74     239,406           .32          .32           4.72             4
2005                           .17       4.00     239,460           .33          .33           4.76            11

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                      10.72      10.94     241,150           .38**        .37**         5.21**           2
2009                           .24      (4.63)    222,771           .39          .38           5.08             6
2008                          2.69       (.24)    245,244           .40          .36           4.58             7
2007                         10.21       5.62     257,037           .37          .36           4.50             3
2006                          7.39       5.12     254,205           .36          .36           4.51            11
2005                           .11       3.82     253,158           .37          .37           4.68            13
==================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    Annualized.

*** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended September 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                      INVESTMENT OPERATIONS
                                                             ---------------------------------------
                                                                                    NET
                                                BEGINNING           NET       REALIZED/
                                                NET ASSET    INVESTMENT      UNREALIZED
                                                    VALUE        INCOME     GAIN (LOSS)        TOTAL
-----------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-----------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                         $   13.38    $      .33     $       .84     $   1.17
2009                                                13.98           .66            (.62)         .04
2008                                                14.42           .64            (.44)         .20
2007                                                14.29           .64             .13          .77
2006                                                14.22           .65             .06          .71
2005                                                14.37           .66            (.11)         .55

CALIFORNIA SELECT TAX-FREE (NXC)
-----------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                             13.24           .34            1.10         1.44
2009                                                14.09           .66            (.84)        (.18)
2008                                                14.73           .66            (.65)         .01
2007                                                14.57           .64             .18          .82
2006                                                14.54           .65             .09          .74
2005                                                14.68           .66            (.09)         .57
=====================================================================================================

                                                           LESS DISTRIBUTIONS
                                               ----------------------------------------
                                                                                              ENDING
                                                      NET                                        NET      ENDING
                                               INVESTMENT       CAPITAL                        ASSET      MARKET
                                                   INCOME         GAINS           TOTAL        VALUE       VALUE
-----------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-----------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                         $    (.32)   $       --     $      (.32)    $  14.23     $ 14.44
2009                                                 (.64)           --            (.64)       13.38       13.57
2008                                                 (.64)           --            (.64)       13.98       13.75
2007                                                 (.64)           --            (.64)       14.42       14.01
2006                                                 (.64)           --            (.64)       14.29       13.45
2005                                                 (.67)         (.03)           (.70)       14.22       12.82

CALIFORNIA SELECT TAX-FREE (NXC)
-----------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                              (.33)           --            (.33)       14.35       13.67
2009                                                 (.67)           --            (.67)       13.24       12.00
2008                                                 (.64)         (.01)           (.65)       14.09       14.08
2007                                                 (.64)         (.02)           (.66)       14.73       14.22
2006                                                 (.65)         (.06)           (.71)       14.57       13.56
2005                                                 (.66)         (.05)           (.71)       14.54       13.40
=================================================================================================================

56 Nuveen Investments

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                          ------------------------------------------------------------------
                                       TOTAL RETURNS                       RATIOS TO AVERAGE NET ASSETS***
                                    -------------------               ----------------------------------------
                                               BASED ON      ENDING
                                    BASED ON        NET         NET      EXPENSES      EXPENSES            NET     PORTFOLIO
                                      MARKET      ASSET      ASSETS     INCLUDING     EXCLUDING     INVESTMENT      TURNOVER
                                       VALUE*     VALUE*      (000)   INTEREST(a)      INTEREST         INCOME          RATE
-----------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                 8.88%      8.86%  $ 184,839           .37%**        .37%**        4.86%**          1%
2009                                    3.51        .34     173,678           .39           .39           4.83             5
2008                                    2.91       1.42     181,288           .38           .36           4.49             2
2007                                    9.15       5.51     186,969           .38           .37           4.43             9
2006                                   10.12       5.10     185,233           .37           .37           4.51             6
2005                                    (.17)      4.01     184,379           .38           .38           4.66            16

CALIFORNIA SELECT TAX-FREE (NXC)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                16.87      11.05      89,961           .41**         .39**         4.92**           0
2009                                  (10.34)     (1.30)     82,953           .43           .41           4.85            12
2008                                    3.68        .05      88,224           .44           .38           4.52             8
2007                                    9.89       5.72      92,177           .40           .39           4.37            16
2006                                    6.52       5.17      91,152           .38           .38           4.42             8
2005                                     .50       3.99      90,949           .39           .39           4.55            13
=============================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    Annualized.

*** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended September 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                   INVESTMENT OPERATIONS
                                                         ---------------------------------------
                                                                                NET
                                           BEGINNING            NET       REALIZED/
                                           NET ASSET     INVESTMENT      UNREALIZED
                                               VALUE         INCOME     GAIN (LOSS)        TOTAL
-------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
-------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                    $   13.37     $      .31     $      .86      $   1.17
2009                                           13.79            .62           (.43)          .19
2008                                           14.28            .62           (.49)          .13
2007                                           14.19            .61            .13           .74
2006                                           14.28            .62           (.02)          .60
2005                                           14.57            .64           (.21)          .43
=================================================================================================

                                                   LESS DISTRIBUTIONS
                                           -----------------------------------
                                                                                      ENDING
                                                  NET                                    NET       ENDING
                                           INVESTMENT     CAPITAL                      ASSET       MARKET
                                               INCOME       GAINS        TOTAL         VALUE        VALUE
----------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                                    $     (.31)   $     --     $   (.31)    $   14.23    $   14.24
2009                                             (.61)         --         (.61)        13.37        13.08
2008                                             (.61)       (.01)        (.62)        13.79        13.79
2007                                             (.61)       (.04)        (.65)        14.28        14.15
2006                                             (.62)       (.07)        (.69)        14.19        13.35
2005                                             (.66)       (.06)        (.72)        14.28        13.65
==========================================================================================================

58 Nuveen Investments

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                         ------------------------------------------------------------------
                                     TOTAL RETURNS                        RATIOS TO AVERAGE NET ASSETS***
                                 --------------------                ----------------------------------------
                                             BASED ON      ENDING
                                 BASED ON         NET         NET      EXPENSES       EXPENSES            NET     PORTFOLIO
                                   MARKET       ASSET      ASSETS     INCLUDING      EXCLUDING     INVESTMENT      TURNOVER
                                    VALUE*      VALUE*      (000)   INTEREST(a)       INTEREST         INCOME          RATE
----------------------------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010(b)                            11.33%        8.82%   $ 55,653            .43%**        .42%**        4.50%**          1%
2009                                 (.57)       1.47      52,268            .47           .45           4.57             1
2008                                 2.06         .94      53,908            .46           .43           4.35            20
2007                                11.15        5.30      55,828            .46           .42           4.29             6
2006                                 2.84        4.19      55,473            .41           .41           4.28            13
2005                                  .05        3.10      55,817            .41           .41           4.48            13
============================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    Annualized.

*** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended September 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

60 Nuveen Investments
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

                                                           Nuveen Investments 61
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

62 Nuveen Investments
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

                                                           Nuveen Investments 63
      to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

64 Nuveen Investments

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

                                                           Nuveen Investments 65

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

66 Nuveen Investments

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

                                                           Nuveen Investments 67
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

68 Nuveen Investments

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                           Nuveen Investments 69

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

70 Nuveen Investments

Notes

                                                           Nuveen Investments 71

Notes

72 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 73

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

ESA-B-0909D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: December 7, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 7, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 7, 2009
    -------------------------------------------------------------------